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UBS TACTICAL ALLOCATION FUND

ANNUAL REPORT

AUGUST 31, 2002

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UBS Global Asset Management: A Distinguished
Heritage Of Investment Excellence

UBS Global Asset Management specializes in offering asset allocation, fundamental value analysis and risk management across all traditional asset classes and a wide array of alternative investments for individuals, as well as institutions. The firm, one of the four cornerstone business groups of UBS Financial Services Group, offers an array of core and niche capabilities.

1. An INTEGRATED GLOBAL INVESTMENT PLATFORM that enables our analysts and researchers to play the key role in our stock selection process.

2. An INVESTMENT PHILOSOPHY FOCUSED ON INTRINSIC VALUE that leads us to look beyond the price of securities to consider their fundamental value.

3. A COMMITMENT TO UNCOMMON RESEARCH that is generally recognized as being penetrating and trendsetting.

4. An INNOVATIVE LEADER IN RISK MANAGEMENT AND ASSET ALLOCATION with a dedicated team of 49 risk management and asset allocation experts that gives careful attention to risk factors to help our portfolio managers as they seek to minimize risk and maximize return potential.

5. A NETWORK OF LOCAL PROFESSIONALS AND GLOBAL INSIGHTS that is organized along global sector lines to reflect the full range of forces affecting individual securities and asset allocation.

6. INSTITUTIONAL-QUALITY INVESTMENTS FOR INDIVIDUALS that for over 20 years have held up to the rigorous standards demanded by institutional investors.

7. A TRACK RECORD OF MORE THAN 20 YEARS OF COMPETITIVE PERFORMANCE through bull and bear markets, recessions, currency devaluations and a wide array of central bank policies and initiatives.


The information above relates generally to the core capabilities of UBS Global Asset Management; it does not necessarily pertain to certain asset management affiliates, which have varying investment processes and track records, or certain funds managed by them, including UBS Tactical Allocation Fund. Past performance is no guarantee of future results.

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UBS TACTICAL ALLOCATION FUND


October 15, 2002

DEAR SHAREHOLDER,

We present you with the annual report for UBS Tactical Allocation Fund for the fiscal year ended August 31, 2002.

PERFORMANCE
For the fiscal year ended August 31, 2002, UBS Tactical Allocation Fund Class A shares declined 18.79% (after the deduction of the maximum sales charge they declined 23.25%) versus the S&P 500 Index, which fell 17.99%. Returns over various time periods are shown in the "Performance At A Glance" table on page 9. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AN INTERVIEW WITH PORTFOLIO MANAGER KIRK BARNEBY

Q. THE STOCK MARKET FELL SHARPLY DURING THE REPORTING PERIOD. WHAT WERE SOME OF THE FACTORS THAT ADVERSELY AFFECTED THE FINANCIAL MARKETS?

A. There were a number of factors. The economy was in the midst of its first recession in a decade, corporate profits were falling (as they always do during a recession), and the technology sector continued its substantial decline. More importantly, a number of additional factors (including external events) severely shook investor confidence. These factors included the ongoing threat of terrorism and continued turmoil in the Middle East, as well as several well-publicized events here at home that cast doubt on the validity of corporate accounting methods and the integrity of security recommendations provided by research analysts.

Q. COULD YOU DESCRIBE THE ECONOMIC SITUATION DURING THE FUND'S FISCAL YEAR?

A. As I've already noted, we were in the midst of a recession--economic data indicate that the decline in growth began in March 2001--for a good part of the period. Although we expected a recovery as we headed into the final months of 2001, its onset was delayed by the tragic events of September 11.

[SIDENOTE]
UBS TACTICAL
ALLOCATION FUND

INVESTMENT GOAL:
Total return consisting of long-term
capital appreciation and current income.

PORTFOLIO MANAGER:
Kirk Barneby
UBS Global Asset Management (US) Inc.

COMMENCEMENT:
May 10, 1993 (Class A)
January 30, 1996 (Class B)
July 22, 1992 (Class C)
May 10, 1993 (Class Y)

DIVIDEND PAYMENTS:
Annually


                                       1
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Consumer spending did resume during the fourth quarter of 2001--an upward trend that continued through early 2002. The equity market also performed better, rising more than 10%. However, hopes for a prolonged recovery were derailed by the factors and events we have already mentioned.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE FLUCTUATING
ECONOMY?

A. As the Fund's fiscal year period began, the Fed was aggressively lowering interest rates in order to stimulate economic growth. From August 31, 2001 through December 31, 2001, the Fed cut rates four times, bringing the total number of cuts in 2001 to 11. By the end of 2001, the federal funds rate (the rate U.S. banks charge each other for overnight loans) was 1.75%--its lowest level in 40 years. In response to the signs of economic growth that began to emerge during the first quarter of 2002, the Fed shifted its bias from one of economic weakness to one of neutrality in March 2002. As the period ended, the federal funds rate remained at 1.75% while the Fed waited for clearer signs on the direction of the economy.

Q. HOW WAS THE FUND'S PORTFOLIO ALLOCATED DURING THE PERIOD?

A. The Fund maintained a 100% allocation to equities during the entire reporting period.

Q. WHAT ARE THE FACTORS THAT DROVE A 100% ALLOCATION TO EQUITIES WHILE STOCKS WERE FALLING?

A. We increase or decrease the Fund's exposure to stocks based on indications generated by our proprietary Tactical Allocation Model. This model measures the attractiveness of stocks by calculating the Equity Risk Premium (ERP), an unemotional, quantitative tool, to determine whether investors are being adequately compensated for the risk of owning stocks.

To calculate the ERP, the Model evaluates current equity prices and future earnings and dividend growth for the stock market versus the yield of the one-year Constant Maturity Treasury (the riskless return over a one-year holding period). Historically, an ERP over 5% has indicated an environment in which stock prices have tended to rise. An ERP greater than 5.5% dictates a 100% allocation to equities. As of August 30, 2002, the ERP was 9.92%--a reading that indicates a significantly oversold stock market. (For more on the ERP, please refer to page 8, "How the Fund Works").

To fully understand how the Model works, we should take a look at the period that began at the beginning of the year 2000. Stock prices were high and interest rates were rising sharply due to the Fed's restrictive monetary policy. At that time, the Model indicated caution with regard to stocks, so 50% of the Fund's portfolio was withdrawn from the stock market and reallocated to cash equivalents. This


                                       2
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stance helped investors avoid some of the substantial declines posted by stocks after the technology bubble burst in the spring of 2000. (See chart below.)

UBS TACTICAL ALLOCATION FUND VS. THE S&P 500 INDEX

Tactical Allocation and S&P 500 Index Monthly Return

[CHART]

                 ERP (50% STOCKS 75%   UBS TACTICAL ALLOCATION    S&P 500
                STOCKS 100% STOCKS)        FUND CLASS A           INDEX
Dec-99                  4.80%                  4.51%               5.88%
Jan-00                  4.67%                 -2.72%              -5.02%
Feb-00                  4.84%                 -0.78%              -1.89%
Mar-00                  4.50%                  5.02%               9.78%
Apr-00                  4.64%                 -1.35%              -3.01%
May-00                  4.56%                 -0.88%              -2.05%
Jun-00                  5.05%                  1.33%               2.46%
Jul-00                  5.05%                 -1.16%              -1.56%
Aug-00                  4.76%                  4.71%               6.21%
Sep-00                  4.88%                 -2.39%              -5.28%
Oct-00                  4.79%                 -0.03%              -0.42%
Nov-00                  5.19%                 -3.71%              -7.88%
Dec-00                  5.71%                  0.13%               0.49%
Jan-01                  6.53%                  3.58%               3.55%
Feb-01                  6.64%                 -9.17%              -9.11%
Mar-01                  7.27%                 -6.43%              -6.33%
Apr-01                  7.13%                  7.71%               7.76%
May-01                  7.40%                  0.60%               0.67%
Jun-01                  7.49%                 -2.49%              -2.43%
Jul-01                  7.58%                 -1.04%              -0.98%
Aug-01                  7.84%                 -6.32%              -6.25%
Sep-01                  8.99%                 -8.15%              -8.07%
Oct-01                  9.34%                  1.82%               1.91%
Nov-01                  8.93%                  7.59%               7.67%
Dec-01                  8.73%                  0.81%               0.88%
Jan-02                  8.64%                 -1.54%              -1.46%
Feb-02                  8.68%                 -1.99%              -1.93%
Mar-02                  8.15%                  3.67%               3.76%
Apr-02                  8.77%                 -6.16%              -6.06%
May-02                  8.91%                 -0.82%              -0.73%
Jun-02                  9.48%                 -7.19%              -7.12%
Jul-02                  9.93%                 -7.93%              -7.79%
Aug-02                  9.92%                  0.63%               0.65%

AVERAGE ANNUAL RETURN                                                                          INCEPTION
                                                              2000        2000 - 8/2002     5/10/93 - 8/31/02
UBS  Tactical Allocation Fund (Class A shares at NAV)        -2.21%        -13.23%               9.75%
S&P 500 Index                                                -9.10%        -15.13%              10.28%

Source: UBS Global Asset Management (US) Inc. and Lipper Inc., used with permission. Past performance is no guarantee of future results. For additional historical performance information refer to the "Performance At A Glance" chart on page 9.

As 2001 began, stock prices had fallen and interest rates had started to decline in anticipation of an easing in Fed monetary policy. The ERP rose over 5.5%, so we allocated 100% of the Fund's assets to stocks. Since that time, the ERP has remained above 5.5%, and the Fund has remained fully invested in equities as a result.

Q. BUT SHOULDN'T THE FUND REDUCE ITS EXPOSURE TO STOCKS IN A DECLINING MARKET?

A. Stock prices have fallen; however, we believe this stock market underperformance is an anomaly that can be attributed to a confluence of non-economic or non-traditional events that are, in combination, relatively unprecedented in market history. Taking this into consideration, we do not believe there is a reason to make adjustments to the Model.

The behavior of the economy is the basic determinant of the stock market's performance. From a historical perspective, if we look at the economy and the stock market's typical reaction in a falling interest rate environment and the


                                       3
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consequent rebound in economic activity, it appears that the Model's 100%
allocation to stocks is appropriate.

Generally, it takes roughly six to 12 months for the economy to react to the stimulus of an interest rate cut, and the stock market typically anticipates a recovering economy by approximately four months. Given these historical behavior patterns, the discipline anticipated, as indicated by the very high ERP reading, a stock market rebound in 2001. However, events dictated otherwise, most notably the tragedy of September 11. Unexpected events equal in magnitude--Pearl Harbor is one example--have typically resulted in a short-term market decline. This, too, was the course the market took in the weeks following September 11. However, contrary to what has generally been the market's behavior--that the recovery, when it came, would be sustained and prolonged--the opposite occurred. Investor confidence in the months that followed was derailed by a series of factors, including external events. Adding to the concern generated by the threat of more terrorist attacks was the continued substantial decline in the technology sector, accounting scandals at high-profile firms that resulted in large and highly publicized bankruptcies, and revelations that cast doubt on the impartiality of stock recommendations made by research analysts.


[SIDENOTE]
WHY HAS THE FUND UNDERPERFORMED ITS PEER GROUP OVER THE YEAR?

The average against which UBS Tactical Allocation Fund's performance is measured versus its peers is the Lipper Flexible Portfolio Funds Median. Funds within the Flexible Portfolio Funds peer group allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

We believe the Fund's adherence to the dictates of the Tactical Allocation Model sets it apart from its peers as defined by Lipper. Most funds within the Fund's peer group have to invest a portion of their assets in fixed income assets, including bonds, at all times. These other funds are generally "balanced" funds, which remained invested in bonds over the past year. The Fund, on the other hand, can be 100% invested in stocks at any given time, and was 100% invested in stocks over the past year, per the Model's dictate. This is the primary reason why the Fund underperformed its peer group average over the fiscal year ended August 31, 2002. However, it is also the reason why the Fund has posted strong long-term performance versus its peers. The manager's consistently applied approach to investing has enabled the Fund to more fully participate in stock market rallies since its inception than many of its peers. (See the "Performance At A Glance" table on page 9 for more on the Fund's performance versus its peers).


                                       4
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Individually, these events probably would not have led to equity market weakness. Collectively, however, they caused investors to ignore the signs that pointed to the underlying strength of the economy and, consequently, the attractiveness of stocks. Investors turned instead to what they considered were safer investments, including cash.

While cash appears to be a safe investment in the short run, in the long run, after taxes and inflation are taken into account, cash actually exposes investors to shortfall risk--that is, the potential failure to meet long-term, wealth-building objectives.

Q. CAN YOU EXPLAIN THE POTENTIAL BENEFITS OF THE MODEL'S GENERALLY "EARLY-IN, EARLY-OUT" APPROACH?

A. As we have experienced, the financial markets are unpredictable. That is why, during volatile periods such as this, it is important to refrain from making emotional decisions that may ultimately prevent you from reaching your investment goals.

A look at the "cost" to an investor as a result of missing the early stages of a market recovery underscores this point. In short, the cost can be devastating to investment performance. This is because stock market returns tend to be concentrated in the early stages of a recovery. If you look at the returns from January 1990 through December 2001, the S&P 500 Index averaged an annual rate of return of 12.8%. If you had missed only the 40 best days--less than 2% of the trading days--your average annual return would have been reduced to 1.2%.

S&P 500 INDEX ANNUALIZED RETURNS (JANUARY 1, 1990-DECEMBER 31, 2001)

INVESTMENT PERIOD                       AVERAGE ANNUAL TOTAL RETURN
FULLY INVESTED (3,028 TRADING DAYS)     12.8%
LESS 10 BEST DAYS                       8.9%
LESS 20 BEST DAYS                       5.5%
LESS 30 BEST DAYS                       3.4%
LESS 40 BEST DAYS                       1.2%

Source: UBS Global Asset Management (US) Inc. For illustrative purposes only. Returns are calculated based on daily returns of the S&P 500 Index. The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held stocks varying in composition. The Index is unavailable for investing. Past performance is no guarantee of future results.

Overall, the Model seeks to anticipate changing economic and associated equity market cycles. As a result, the Model has historically tended to lean towards an "early-in, early-out" approach to investing in the market. The risk of this approach is a loss of value if the stock market continues to decline, as it did over the fiscal year. However, we believe this risk is generally more than offset by the benefits of being fully invested in the early stages of a market recovery, when, as explained above, returns tend to be their strongest. The Fund's competitive


                                       5
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long-term performance record versus its benchmark lends credence to this expectation, which is based on prior market behavior. Of course, past performance is no guarantee of future results.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A. Over time, we expect that economic events will again take center stage and that non-economic factors will play a lesser role. Presently, economic fundamentals do appear to be sound: inflation is low and under control, interest rates are low and stable, and the economy is expanding. As a result, we believe that stocks, which have historically compensated investors for the greater risk of owning them, will again be the best performing asset class, as they have been over the very long run. Furthermore, given the historically high level of the ERP, we feel that the market is significantly oversold and presents a compelling long-term opportunity for investors. Therefore, at this stage we feel that a bet against the equity market equates to a bet against an economic recovery and decades of historical market performance--neither of which we believe is prudent. Of course, past performance is no guarantee of future results, and there can be no assurance as to the exact timing of when current market trends will reverse.

In addition, the typical business cycle normally lasts five years. In contrast, throughout the 1990s there was only one business cycle. We believe a return to the historical five-year average would make the Fund's investment process even more valuable going forward. The greater the number of business cycles, the more opportunities there are for the Model to anticipate market downturns and to help minimize a shareholder's losses by moving a portion (or all) of the Fund's assets from stocks to bonds or cash. Again, this is what occurred in 2000, and shareholder losses were substantially less than the S&P 500 Index that year as a result.

Q. IS IT POSSIBLE THAT THE FUND'S ASSET ALLOCATION WILL CHANGE OVER THE NEXT FEW MONTHS?

A. We will continue to actively monitor the factors that drive the stock market. If the Model, which is run on the first business day of each month, indicates that changes to the Fund's asset allocation are appropriate, those changes will be made at that time. At this stage, in order for the Model to indicate an allocation shift, both stock prices and interest rates would have to rise dramatically from current levels. This is precisely the combination of events that we would generally expect to see during an economic recovery.


                                       6
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Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on UBS Tactical Allocation Fund or another UBS Fund,* please contact your financial advisor or visit us at www.ubs.com.


Sincerely,

/s/ Brian M. Storms                       /s/ T. Kirkham Barneby

PRESIDENT                                 PORTFOLIO MANAGER
UBS Tactical Allocation Fund              UBS Tactical Allocation Fund
PRESIDENT AND CHIEF EXECUTIVE OFFICER     MANAGING DIRECTOR AND CHIEF INVESTMENT
UBS Global Asset Management (US) Inc.     OFFICER--QUANTITATIVE INVESTMENTS
                                          UBS Global Asset Management (US) Inc

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.


                                       7
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HOW THE FUND WORKS

The Fund attempts to provide total return over the long term, with less volatility than the S&P 500 Index (the "Index") over the course of a full market cycle, by shifting assets between stocks and bonds or cash based on the Tactical Allocation Model (the "Model"). Management employs the Model to determine the Fund's asset mix between an equity portion designed to track the performance of the Index and a fixed-income portion consisting of either bonds (generally five-year U.S. Treasury notes) or cash (generally 30-day U.S. Treasury bills).

The Model is a systematic, quantitative approach to calculating the risk premium of stocks and bonds. The Model compares the expected return of the stock market and of bonds with the "risk-free" asset (the one-year Constant Maturity Treasury [CMT] yield) to determine the Equity Risk Premium (ERP) and Bond Risk Premium
(BRP). The ERP reflects whether investors are being compensated adequately for the risk of owning stocks. If so, the Fund will be invested in the stock market in order to take advantage of the return potential that stocks can provide.

IF THE EQUITY RISK PREMIUM IS...    THE % OF FUND ASSETS INVESTED IN STOCKS IS:
> OR = 5.5%                         100%
5.0% TO < 5.5%                      75%
4.5% TO < 5.0%                      50%
4.0% TO < 4.5%                      25%
LESS THAN 4.0%                      0%

Once the equity allocation decision is made, that percentage of assets is invested in an S&P 500 Index portfolio. The balance of the portfolio (if any) is invested in either bonds or cash. The bond-or-cash allocation decision is based on the Bond Risk Premium (BRP). The BRP is the yield to maturity on the five-year Treasury note minus the rate of risk-free return, measured as the yield-to-maturity of the one-year CMT yield.

IF THE BOND RISK PREMIUM IS...      THEN THE FIXED INCOME ALLOCATION (IF ANY) IS...
> OR = 0.5%                         100% 5-YEAR TREASURY NOTES (BONDS)
< 0.5%                              100% 30-DAY TREASURY BILLS (CASH)

Of course, as with all investment disciplines, there is no guarantee that the Model will accurately anticipate significant shifts in the markets and correctly determine when to move into or out of stocks, bonds or cash.


                                       8
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PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in UBS Tactical Allocation Fund (Class C) and the S&P 500 Index from July 22, 1992 through August 31, 2002.

[CHART]

                      UBS TACTICAL
                   ALLOCATION FUND
                       (CLASS C)     S&P 500 INDEX
                          $9,901        $10,000
 7/31/92                 $10,215        $10,409
 8/31/92                 $10,000        $10,195
 9/30/92                 $10,107        $10,315
10/31/92                 $10,132        $10,351
11/30/92                 $10,446        $10,703
12/31/92                 $10,561        $10,835
 1/31/93                 $10,628        $10,925
 2/28/93                 $10,761        $11,074
 3/31/93                 $10,964        $11,308
 4/30/93                 $10,665        $11,034
 5/31/93                 $10,931        $11,330
 6/30/93                 $10,944        $11,363
 7/31/93                 $10,877        $11,317
 8/31/93                 $11,261        $11,746
 9/30/93                 $11,165        $11,656
10/31/93                 $11,374        $11,898
11/30/93                 $11,249        $11,784
12/31/93                 $11,368        $11,927
 1/31/94                 $11,738        $12,332
 2/28/94                 $11,402        $11,997
 3/31/94                 $10,888        $11,474
 4/30/94                 $11,006        $11,621
 5/31/94                 $11,167        $11,812
 6/30/94                 $10,873        $11,523
 7/31/94                 $11,219        $11,901
 8/31/94                 $11,651        $12,389
 9/30/94                 $11,341        $12,086
10/31/94                 $11,587        $12,358
11/30/94                 $11,138        $11,908
12/31/94                 $11,222        $12,084
 1/31/95                 $11,470        $12,398
 2/28/95                 $11,855        $12,881
 3/31/95                 $12,185        $13,261
 4/30/95                 $12,516        $13,651
 5/31/95                 $12,985        $14,197
 6/30/95                 $13,255        $14,527
 7/31/95                 $13,679        $15,008
 8/31/95                 $13,697        $15,046
 9/30/95                 $14,262        $15,681
10/31/95                 $14,188        $15,625
11/30/95                 $14,797        $16,311
12/31/95                 $15,049        $16,625
 1/31/96                 $15,524        $17,191
 2/29/96                 $15,633        $17,350
 3/31/96                 $15,762        $17,518
 4/30/96                 $15,969        $17,776
 5/31/96                 $16,356        $18,234
 6/30/96                 $16,395        $18,304
 7/31/96                 $15,643        $17,495
 8/31/96                 $15,960        $17,864
 9/30/96                 $16,831        $18,869
10/31/96                 $17,276        $19,390
11/30/96                 $18,553        $20,855
12/31/96                 $18,158        $20,442
 1/31/97                 $19,262        $21,720
 2/28/97                 $19,371        $21,890
 3/31/97                 $18,546        $20,990
 4/30/97                 $19,640        $22,244
 5/31/97                 $20,803        $23,598
 6/30/97                 $21,708        $24,655
 7/31/97                 $23,409        $26,617
 8/31/97                 $22,056        $25,126
 9/30/97                 $23,230        $26,502
10/31/97                 $22,414        $25,617
11/30/97                 $23,419        $26,802
12/31/97                 $23,788        $27,263
 1/31/98                 $24,029        $27,564
 2/28/98                 $25,721        $29,552
 3/31/98                 $27,003        $31,065
 4/30/98                 $27,164        $31,378
 5/31/98                 $26,803        $30,839
 6/30/98                 $27,835        $32,091
 7/31/98                 $27,504        $31,749
 8/31/98                 $23,488        $27,159
 9/30/98                 $24,960        $28,899
10/31/98                 $26,953        $31,250
11/30/98                 $28,556        $33,143
12/31/98                 $30,158        $35,053
 1/31/99                 $31,365        $36,519
 2/28/99                 $30,342        $35,384
 3/31/99                 $31,518        $36,800
 4/30/99                 $32,704        $38,225
 5/31/99                 $31,886        $37,322
 6/30/99                 $33,604        $39,393
 7/31/99                 $32,520        $38,164
 8/31/99                 $32,316        $37,975
 9/30/99                 $31,385        $36,934
10/31/99                 $33,328        $39,271
11/30/99                 $33,962        $40,070
12/31/99                 $35,473        $42,430
 1/31/00                 $34,481        $40,298
 2/29/00                 $34,199        $39,535
 3/31/00                 $35,891        $43,403
 4/30/00                 $35,379        $42,098
 5/31/00                 $35,055        $41,234
 6/30/00                 $35,504        $42,251
 7/31/00                 $35,055        $41,590
 8/31/00                 $36,695        $44,173
 9/30/00                 $35,797        $41,841
10/31/00                 $35,755        $41,664
11/30/00                 $34,408        $38,380
12/31/00                 $34,432        $38,568
 1/31/01                 $35,640        $39,936
 2/28/01                 $32,341        $36,295
 3/31/01                 $30,250        $33,995
 4/30/01                 $32,561        $36,637
 5/31/01                 $32,736        $36,883
 6/30/01                 $31,899        $35,985
 7/31/01                 $31,539        $35,631
 8/31/01                 $29,529        $33,400
 9/30/01                 $27,102        $30,703
10/31/01                 $27,578        $31,289
11/30/01                 $29,657        $33,689
12/31/01                 $29,876        $33,984
 1/31/02                 $29,409        $33,488
 2/28/02                 $28,801        $32,842
 3/31/02                 $29,841        $34,077
 4/30/02                 $27,984        $32,011
 5/31/02                 $27,738        $31,775
 6/30/02                 $25,730        $29,512
 7/31/02                 $23,674        $27,212
 8/31/02                 $23,803        $27,391

AVERAGE ANNUAL TOTAL RETURN, PERIODS ENDED 8/31/02

                               6 MONTHS   1 YEAR   5 YEARS  10 YEARS     INCEPTION(0)
Before Deducting     Class A*    -17.03%   -18.79%   2.31%      NA         9.75%

Maximum Sales Charge Class B**   -17.36    -19.41    1.53       NA         6.84

                     Class C+    -17.36    -19.39    1.54     9.06%        9.06
                     Class Y++   -16.88    -18.54    2.62       NA        10.06

After Deducting      Class A*    -21.60    -23.25    1.16       NA         9.08

Maximum Sales Charge Class B**   -21.49    -23.42    1.18       NA         6.84
                     Class C+    -19.01    -21.01    1.34     8.95         8.95

S&P 500 Index                    -16.59    -17.99    1.75    10.39        10.28
Lipper Flexible Portfolio
Funds Median                      -9.25     -9.67    2.22     7.58         7.51

For most recent quarter-end performance information, please refer to the "Average Annual Total Return" table on page 12.

Past performance does not predict future performance. Performance results assume reinvestment of all dividends and capital gains distributions, however, the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Six-month returns are cumulative. The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment.

(0) Inception: since commencement of issuance on May 10, 1993 for Class A shares, January 30, 1996 for Class B shares, July 22, 1992 for Class C shares and May 10, 1993 for Class Y shares. Inception returns for S&P 500 Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: July 31, 1992.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

UBS TACTICAL ALLOCATION FUND

PERFORMANCE RESULTS

PORTFOLIO STATISTICS

CHARACTERISTICS*        8/31/02                       2/28/02                       8/31/01
-------------------------------------------------------------------------------------------
Net Assets (bln)          $2.0                          $2.7                           $2.9

Number of Securities       470                           486                            472

Equity Risk Premium**     9.92%                         8.68%                          7.84%

Bond Risk Premium**       1.52%                         2.18%                          1.07%

Stocks                     100%                          100%                           100%
============================================================================================

TOP FIVE
EQUITY SECTORS*         8/31/02                       2/28/02                       8/31/01
-------------------------------------------------------------------------------------------
Financials               21.0%  Financials             18.0%   Financials             22.3%

                                Information                    Information
Health Care              14.7   Technology             16.0    Technology             15.7

Information                                                    Consumer
Technology               13.7   Health Care            14.7    Discretionary          14.9

Consumer                        Consumer

Discretionary            13.6   Discretionary          13.6    Health Care            13.9

Industrials              12.1   Industrials            11.0    Utilities               8.5

TOTAL                    75.1%  TOTAL                  73.3%   TOTAL                  75.3%
============================================================================================

TOP TEN
EQUITY HOLDINGS*         8/31/02                       2/28/02                        8/31/01
---------------------------------------------------------------------------------------------
General Electric          3.5%  General Electric        3.8%   General Electric        4.0%

Microsoft                 3.1   Microsoft               3.1    Microsoft               3.0

ExxonMobil                2.8   Exxon Mobil             2.8    Exxon Mobil             2.7

Wal-Mart Stores           2.8   Wal-Mart Stores         2.7    Pfizer                  2.4

Pfizer                    2.4   Pfizer                  2.5    Citigroup               2.2

Citigroup                 2.0   Citigroup               2.3    Wal-Mart Stores         2.1

American                        American                       American
International                   International                  International
Group                     1.9   Group                   1.9    Group                   2.0

Johnson & Johnson         1.9   Intel                   1.9    Intel                   1.8

IBM                       1.5   Johnson & Johnson       1.8    IBM                     1.7

Coca-Cola Corp.           1.5   IBM                     1.7    AOL Time Warner         1.6

TOTAL                    23.4%  TOTAL                  24.5%   TOTAL                  23.5%
===========================================================================================

* Weightings represent percentages of net assets as of the dates indicated. Changes in sector weightings and equity holdings reflect changes in the S&P 500 Index for the fiscal year ended 8/31/02. Weightings also reflect the Fund's current stock allocation.

** The tactical allocation model is run on the first business day of each month. The ERP and BRP percentages in the 8/31/02, 2/28/02 and the 8/31/01 columns were run on 9/03/02, 3/01/02 and 9/04/01, respectively.

                                  NET ASSET VALUE             TOTAL RETURN(1)
                         --------------------------------  ---------------------
                                                           12 MONTHS    6 MONTHS
                                                             ENDED       ENDED
                         08/31/02    02/28/02    08/31/01   08/31/02    08/31/02
                         -------------------------------------------------------
Class A Shares            $20.80      $25.07     $25.78     (18.79)%    (17.03)%

Class B Shares             20.23       24.48      25.24     (19.41)     (17.36)

Class C Shares             20.38       24.66      25.42     (19.39)     (17.36)
================================================================================

PERFORMANCE SUMMARY CLASS A SHARES

                      NET ASSET VALUE
                     ------------------         CAPITAL GAINS  DIVIDENDS  TOTAL
PERIOD COVERED       BEGINNING   ENDING         DISTRIBUTED     PAID     RETURN(1)
--------------------------------------------------------------------------------
05/10/93-12/31/93        $12.90     $13.49        $0.0440      $0.1980    6.48%

1994                      13.49      12.20         0.9720       0.2340   (0.59)

1995                      12.20      15.16         1.0555       0.2407   35.12

1996                      15.16      18.21         0.0811       0.1358   21.53

1997                      18.21      23.73         0.1769       0.1204   32.00

1998                      23.73      29.52         0.5825       0.1745   27.77

1999                      29.52      34.24         0.6966       0.0202   18.49

2000                      34.24      29.90         2.9116       0.7711   (2.21)

2001                      29.90      25.98         0.1369       0.0320  (12.54)

01/01/02-08/31/02         25.98      20.80           --           --    (19.94)

                                     TOTALS:      $6.6571      $1.9267

                        CUMULATIVE TOTAL RETURN AS OF 08/31/02:         137.88%
===============================================================================

PERFORMANCE SUMMARY CLASS B SHARES

                      NET ASSET VALUE
                     ------------------        CAPITAL GAINS DIVIDENDS  TOTAL
PERIOD COVERED       BEGINNING   ENDING         DISTRIBUTED     PAID    RETURN(1)
--------------------------------------------------------------------------------
01/30/96-12/31/96        $15.54     $18.18        $0.0811      $0.0879   18.06%

1997                      18.18      23.63         0.1769       0.0116   31.05

1998                      23.63      29.32         0.5825       0.0177   26.77

1999                      29.32      33.76         0.6966          --    17.59

2000                      33.76      29.43         2.9116       0.5150   (2.96)

2001                      29.43      25.40         0.1369          --   (13.22)

01/01/02-08/31/02         25.40      20.23            --           --   (20.35)

                                    TOTALS:       $4.5856      $0.6322

                        CUMULATIVE TOTAL RETURN AS OF 08/31/02:          54.68%
================================================================================

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     The data above represents past performance of the fund's shares, which is no guarantee of future results. The principal value of an investment in the fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE SUMMARY CLASS C SHARES

                        NET ASSET VALUE
                     ---------------------     CAPITAL GAINS  DIVIDENDS   TOTAL
PERIOD COVERED         BEGINNING   ENDING       DISTRIBUTED     PAID     RETURN(1)
----------------------------------------------------------------------------------
07/22/92-12/31/92        $12.00     $12.72        $0.0020      $0.0790    6.67%

1993                      12.72      13.51         0.0440       0.1340    7.64

1994                      13.51      12.23         0.9720       0.1300   (1.28)

1995                      12.23      15.20         1.0555       0.1259   34.09

1996                      15.20      18.26         0.0811       0.0008   20.66

1997                      18.26      23.75         0.1661          --    31.01

1998                      23.75      29.49         0.5825       0.0034   26.78

1999                      29.49      33.97         0.6966          --    17.62

2000                      33.97      29.64         2.9116       0.5167   (2.94)

2001                      29.64      25.58         0.1369          --   (13.23)

01/01/02-08/31/02         25.58      20.38            --           --   (20.33)

                                TOTALS:           $6.6483      $0.9898

                        CUMULATIVE TOTAL RETURN AS OF 08/31/02:         140.41%
=================================================================================

AVERAGE ANNUAL TOTAL RETURN(2)


                          % RETURN WITHOUT DEDUCTING % RETURN AFTER DEDUCTING
                             MAXIMUM SALES CHARGE      MAXIMUM SALES CHARGE
                          -------------------------- ---------------------------
                                     CLASS                     CLASS
                          -------------------------- ---------------------------
                               A*       B**    C***       A*      B**     C***
                          ------------------------------------------------------
Twelve Months Ended 09/30/02 (21.28) (21.85)  (21.83)   (25.61) (25.73)  (23.40)

Five Years Ended 09/30/02     (1.08)  (1.83)   (1.82)    (2.19)  (2.17)   (2.03)

Ten Years Ended 09/30/02        N/a     N/a     7.68       N/a     N/a     7.58

Commencement of Operations
  Through 09/30/02+            8.31    4.91     7.74      7.66    4.91     7.64

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance of shares dates are May 10, 1993, January 30, 1996 and July 22, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of eligible investors. For the year ended August 31, 2002 and since inception, May 10, 1993 through August 31, 2002, Class Y shares had a total return of (18.54)% and 144.20%, respectively. For the one year and five year periods ended September 30, 2002 and since inception, May 10, 1993, through September 30, 2002, Class Y shares have an average annual return of (21.00)%, (0.78)% and 8.62%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

UBS TACTICAL ALLOCATION FUND

PORTFOLIO OF INVESTMENTS -- AUGUST 31, 2002

COMMON STOCKS--100.21%
SECURITY DESCRIPTION        SHARES          VALUE
---------------------------------------------------
AEROSPACE & DEFENSE--1.93%
Boeing Co.                 197,200       $7,310,204
General Dynamics Corp.      47,600        3,743,264
Goodrich Co.                26,200          546,794
Honeywell
  International, Inc.      192,800        5,774,360
Lockheed Martin Corp.      106,200        6,724,584
Northrop Grumman
  Corp.(1)                  26,900        3,303,320
Raytheon Co.                94,800        3,318,000
Rockwell Collins, Inc.      44,300          941,375
United Technologies
  Corp.                    111,100        6,598,229
                                         38,260,130
===================================================

AIRLINES--0.18%
AMR Corp.*                  37,000          377,030
Delta Air Lines, Inc.       29,800          523,586
Southwest Airlines Co.     182,100        2,587,641
                                          3,488,257
===================================================


AIR FREIGHT & COURIERS--1.01%
FedEx Corp.                 70,600        3,342,910
United Parcel Service,
  Inc., Class B            262,600       16,782,766
                                         20,125,676
===================================================


AUTOMOBILES--0.58%
Ford Motor Co.             431,400        5,077,578
General Motors
  Corp.(1)                 132,800        6,355,808
                                         11,433,386
===================================================

AUTO COMPONENTS--0.32%
Dana Corp.                  39,500          669,130
Delphi Automotive
  Systems Corp.            142,000        1,384,500
Goodyear Tire & Rubber
  Co.                       43,300          585,416
Johnson Controls, Inc.      21,800        1,881,122
TRW, Inc.                   31,100        1,785,140
                                          6,305,308
===================================================

BANKS--7.88%
AmSouth Bancorp.            86,500        1,943,655
Bank of America Corp.      360,900       25,291,872
Bank of New York Co.,
  Inc.                     171,900       $6,042,285
Bank One Corp.             275,900       11,298,105
BB&T Corp.                 112,900        4,295,845
Charter One Financial,
  Inc.                      53,800        1,813,060
Comerica, Inc.              42,300        2,474,550
Fifth Third Bancorp.       138,100        9,255,462
First Tennessee National
  Corp.                     31,300        1,198,790
FleetBoston Financial
  Corp.                    247,600        5,974,588
Golden West Financial
  Corp.                     36,500        2,481,635
Huntington Bancshares,
  Inc.                      62,400        1,259,856
KeyCorp                    102,700        2,755,441
Marshall & Ilsley Corp.     51,100        1,563,660
Mellon Financial Corp.     105,200        2,908,780
National City Corp.        143,700        4,479,129
North Fork Bancorp., Inc.   39,400        1,653,618
Northern Trust Corp.        53,000        2,265,220
PNC Financial Services
  Group                     67,700        3,120,293
Regions Financial Corp.     55,300        1,975,316
SouthTrust Corp.            83,100        2,180,544
SunTrust Bank, Inc.         67,300        4,543,423
Synovus Financial Corp.     70,700        1,708,819
U.S. Bancorp, Inc.         449,600        9,661,904
Union Planters Corp.        50,000        1,553,000
Wachovia Corp.             322,000       11,865,700
Washington Mutual, Inc.    228,000        8,620,680
Wells Fargo & Co.          401,000       20,928,190
Zions Bancorp.              22,500        1,228,950
                                        156,342,370
===================================================

BEVERAGES--3.14%
Anheuser-Busch Cos.,
  Inc.                     205,200       10,908,432
Brown-Forman Corp.,
  Class B                   17,600        1,239,568
Coca-Cola Co.              583,100       29,738,100
Coca-Cola Enterprises,
  Inc.                     106,100        2,144,281

SECURITY DESCRIPTION        SHARES          VALUE
----------------------------------------------------
BEVERAGES--(CONCLUDED)
Pepsi Bottling Group, Inc.  67,500       $1,971,000
PepsiCo, Inc.              414,900       16,409,295
                                         62,410,676
===================================================

BIOTECHNOLOGY--0.96%
Amgen, Inc.*               301,800       13,590,054
Biogen, Inc.*               35,800        1,199,300
Chiron Corp.*               45,700        1,731,573
Genzyme Corp.(1)*           51,800        1,071,224
Medimmune, Inc.*            59,800        1,534,468
                                         19,126,619
===================================================

BUILDING PRODUCTS--0.20%
American Standard Cos.,
  Inc.*                     17,600        1,260,688
Masco Corp.                115,400        2,788,064
                                          4,048,752
===================================================

CHEMICALS--1.56%
Air Products &
  Chemicals, Inc.           54,900        2,575,359
Dow Chemical Co.           215,400        6,509,388
E.I. du Pont de
  Nemours & Co.            235,200        9,480,912
Eastman Chemical Co.        20,400          915,348
Ecolab, Inc.                31,700        1,427,768
Engelhard Corp.             34,000          889,440
International Flavors &
  Fragrances, Inc.          23,800          767,550
Monsanto Co.                52,218          959,245
PPG Industries, Inc.        41,100        2,312,697
Praxair, Inc.               39,500        2,213,185
Rohm & Haas Co.             53,800        1,957,782
Sigma-Aldrich Corp.         18,900          963,900
                                         30,972,574
===================================================

COMMERCIAL SERVICES &
   SUPPLIES--1.98%
Allied Waste Industries,
  Inc.*                     48,400          421,564
Apollo Group, Inc.,
  Class A(1)*               41,600        1,740,128
Automatic Data
  Processing, Inc.         145,500        5,495,535
Avery Dennison Corp.        27,400        1,729,488
Cendant Corp.*             246,800       $3,531,708
Cintas Corp.                41,200        1,813,212
Concord EFS, Inc.*         121,100        2,471,651
Convergys Corp.*            41,900          749,591
Donnelley, R. R. & Sons
  Co.                       32,400          854,712
Equifax, Inc.               35,200          819,456
First Data Corp.           179,300        6,230,675
Fiserv, Inc.*               45,500        1,674,855
H&R Block, Inc.             43,500        2,127,150
Paychex, Inc.               88,600        2,073,240
Pitney Bowes, Inc.          57,200        2,073,500
Robert Half International,
  Inc.*                     44,600          772,472
Sabre Holdings
  Corp., Class A*           35,300          949,923
Waste Management, Inc.     144,700        3,679,721
                                         39,208,581
===================================================

COMMUNICATIONS EQUIPMENT--2.03%
ADC Telecommunications,
  Inc.*                    202,700          259,456
Avaya, Inc.(1)*             91,100          191,310
CIENA Corp.*               104,500          424,166
Cisco Systems, Inc.*     1,720,400       23,775,928
Comverse Technology,
  Inc.*                     46,800          381,888
Corning, Inc.*             236,200          472,400
JDS Uniphase Corp.*        328,600          883,934
Lucent Technologies,
  Inc.(1)*                 814,800        1,409,604
Motorola, Inc.             534,100        6,409,200
Qualcomm, Inc.*            181,100        5,018,281
Scientific-Atlanta, Inc.    38,600          568,964
Tellabs, Inc.*              99,600          556,764
                                         40,351,895

COMPUTERS & PERIPHERALS--3.37%
Apple Computer, Inc.*       85,300        1,258,175
Dell Computer Corp.*       609,700       16,224,117
EMC Corp.*                 523,400        3,538,184
Gateway, Inc.*              81,700          285,950
Hewlett-Packard Co.        709,100        9,523,213

SECURITY DESCRIPTION        SHARES          VALUE
----------------------------------------------------
COMPUTERS & PERIPHERALS--(CONCLUDED)
IBM Corp.                  401,900      $30,295,222
Lexmark International
  Group, Inc., Class A*     30,800        1,453,760
NCR Corp.*                  24,500          688,450
Network Appliance,
  Inc.(1)*                  80,000          763,200
Sun Microsystems, Inc.*    765,100        2,823,219
                                         66,853,490
===================================================

CONSTRUCTION & ENGINEERING--0.03%
Fluor Corp.                 20,300          561,498
===================================================

CONSTRUCTION MATERIALS--0.05%
Vulcan Materials Co.(1)     25,400          991,108
===================================================

CONTAINERS & PACKAGING--0.13%
Ball Corp.                  14,600          727,226
Pactiv Corp.*               42,100          764,536
Sealed Air Corp.*           21,300          329,937
Temple-Inland, Inc.         14,500          741,675
                                          2,563,374
===================================================

DIVERSIFIED FINANCIALS--7.78%
American Express Co.       312,900       11,283,174
Bear Stearns Cos., Inc.     23,700        1,515,141
Capital One Financial
  Corp.                     52,300        1,865,541
Charles Schwab Corp.       324,600        2,979,828
Citigroup, Inc.          1,209,100       39,598,025
Countrywide Credit
  Industries, Inc.          29,600        1,553,704
Federal Home Loan
  Mortgage Corp.           163,200       10,461,120
Federal National Mortgage
  Association              233,900       17,724,942
Franklin Resources, Inc.    62,100        2,173,500
Goldman Sachs Group,
  Inc.                     111,400        8,611,220
Household International,
  Inc.                     107,900        3,896,269
J.P. Morgan Chase &
  Co.                      468,500       12,368,400
Lehman Brothers
  Holdings, Inc.            57,600        3,283,776
MBNA Corp.                 301,800        6,096,360
Merrill Lynch & Co.,
  Inc.                     203,100       $7,356,282
Moody's Corp.               36,400        1,758,848
Morgan Stanley & Co.       259,000       11,064,480
Principal Financial Group,
  Inc.*                     85,000        2,493,050
SLM Corp.                   36,800        3,372,720
State Street Corp.          77,200        3,344,304
Stilwell Financial, Inc.    54,500          759,730
T. Rowe Price &
  Associates, Inc.          30,300          857,187
                                        154,417,601
===================================================

DIVERSIFIED TELECOMMUNICATION
   SERVICES--3.46%
Alltel Corp.(1)             73,600        3,095,616
AT&T Corp.                 894,100       10,925,902
BellSouth Corp.            440,400       10,270,128
CenturyTel, Inc.            34,400          930,520
Citizens
  Communications
  Co.(1)*                   72,000          527,040
Qwest Communications
  International, Inc.(1)*  403,100        1,310,075
SBC Communications,
  Inc.                     785,100       19,423,374
Sprint Corp.               212,100        2,460,360
Verizon
  Communications           639,300       19,818,300
                                         68,761,315
===================================================

ELECTRIC UTILITIES--2.24%
Allegheny Energy, Inc.      32,300          666,995
Ameren Corp.                35,300        1,554,965
American Electric Power,
  Inc.(1)                   81,400        2,775,740
Cinergy Corp.               41,300        1,420,720
CMS Energy Corp.            36,900          389,664
Consolidated Edison, Inc.   50,700        2,062,983
Constellation Energy
  Group, Inc.               40,800        1,142,808
Dominion Resources,
  Inc.(1)                   65,000        4,076,150
DTE Energy Co.              40,600        1,742,146

SECURITY DESCRIPTION        SHARES          VALUE
---------------------------------------------------
ELECTRIC UTILITIES--(CONCLUDED)
Edison International,
  Inc.*                     79,500         $952,410
Entergy Corp.               54,100        2,282,479
Exelon Corp.                76,100        3,563,002
First Energy Corp.          71,700        2,366,100
FPL Group, Inc.             42,300        2,414,484
PG&E Corp.*                 95,700        1,086,195
PPL Corp.                   36,300        1,319,505
Progress Energy, Inc.(2)    66,000        2,460,908
Public Service Enterprise
  Group, Inc.               50,000        1,760,000
Reliant Energy, Inc.        75,100          889,935
Southern Co.               166,000        4,807,360
TECO Energy, Inc.           39,900          788,025
TXU Corp.                   63,700        3,080,532
Xcel Energy, Inc.           96,500          932,190
                                         44,535,296
===================================================

ELECTRICAL EQUIPMENT--0.43%
American Power
  Conversion Corp.*         49,300          616,743
Cooper Industries Inc.,
  Class A                   24,200          791,824
Emerson Electric Co.       100,000        4,878,000
Molex, Inc.                 46,800        1,389,960
Rockwell Automation,
  Inc.                      47,800          880,476
                                          8,557,003
===================================================

ELECTRONIC EQUIPMENT &
   INSTRUMENTS--0.33%
Agilent Technologies,
  Inc.*                    110,200        1,479,986
Jabil Circuit, Inc.*        47,200          883,112
Millipore Corp.             12,500          441,125
Sanmina-SCI Corp.*         126,500          447,810
Solectron Corp.*           198,300          737,676
Symbol Technologies,
  Inc.                      55,900          509,808
Tektronix, Inc.*            23,200          402,752
Thermo Electron Corp.*      43,100          766,318
Waters Corp.(1)*            31,900          796,862
                                          6,465,449
===================================================

ENERGY EQUIPMENT & SERVICES--0.76%
Baker Hughes, Inc.          82,100       $2,257,750
BJ Services Co.*            38,500        1,174,635
Halliburton Co.            104,900        1,594,480
Nabors Industries, Inc.*    35,600        1,175,512
Noble Drilling Corp.*       33,700        1,047,059
Schlumberger Ltd.          135,700        5,863,597
Transocean Sedco Forex,
  Inc.                      77,400        1,896,300
                                         15,009,333
===================================================

FOOD & DRUG RETAILING--1.29%
Albertson's, Inc.           95,700        2,461,404
CVS Corp.                   92,400        2,715,636
Kroger Co.*                185,500        3,353,840
Safeway, Inc.*             113,200        2,922,824
SUPERVALU, Inc.             33,400          693,718
Sysco Corp.                157,100        4,455,356
Walgreen Co.               239,900        8,336,525
Winn Dixie Stores, Inc.     34,900          563,635
                                         25,502,938
===================================================

FOOD PRODUCTS--1.31%
Archer-Daniels
  Midland Co.              157,900        1,924,801
Campbell Soup Co.           97,800        2,264,070
ConAgra Foods, Inc.        128,000        3,365,120
General Mills, Inc.         86,600        3,644,994
Heinz, H.J. & Co.           83,400        3,150,018
Hershey Foods Corp.         32,400        2,454,300
Kellogg Co.                 97,000        3,119,520
Sara Lee Corp.             186,700        3,442,748
Wrigley, Wm. Jr. Co.        53,400        2,718,594
                                         26,084,165
===================================================

GAS UTILITIES--0.35%
El Paso Corp.(1)           137,100        2,318,361
KeySpan Corp.(1)            33,800        1,184,352
Kinder Morgan, Inc.         29,400        1,210,986
NiSource, Inc.              51,500        1,024,335
Sempra Energy               50,300        1,207,703
                                          6,945,737
===================================================

SECURITY DESCRIPTION        SHARES          VALUE
----------------------------------------------------
HEALTH CARE EQUIPMENT &
SUPPLIES--1.69%
Applera Corp.--
  Applied Biosystems
  Group                     51,500       $1,020,215
Baxter International,
  Inc.(1)                  141,500        5,135,035
Becton, Dickinson &
  Co.(1)                    62,100        1,895,913
Biomet, Inc.                64,000        1,719,040
Boston Scientific Corp.*    96,300        2,807,145
C.R. Bard, Inc.             13,300          728,042
Guidant Corp.*              72,400        2,664,320
Medtronic, Inc.            285,000       11,736,300
St. Jude Medical, Inc.*     42,400        1,577,704
Stryker Corp.               46,900        2,643,753
Zimmer Holdings, Inc.*      46,300        1,708,470
                                         33,635,937
===================================================

HEALTH CARE PROVIDERS &
   SERVICES--2.09%
Aetna, Inc.                 35,000        1,491,350
AmerisourceBergen
  Corp.                     25,000        1,812,750
Anthem, Inc.(1)*            33,500        2,114,185
Cardinal Health, Inc.      106,200        6,886,008
CIGNA Corp.                 33,200        2,825,984
HCA, Inc.                  120,700        5,618,585
Health Management
  Associates, Inc.,
  Class A*                  57,700        1,110,725
HEALTHSOUTH Corp.*          95,100          512,589
Humana, Inc.*               42,600          566,580
IMS Health, Inc.            69,400        1,207,560
Manor Care, Inc.*           25,000          586,000
McKesson Corp.              68,400        2,294,136
Tenet Healthcare Corp.*    114,900        5,419,833
UnitedHealth Group,
  Inc.                      72,300        6,387,705
Wellpoint Health
  Networks, Inc.*           34,300        2,550,891
                                         41,384,881
===================================================

HOTELS, RESTAURANTS &
   LEISURE--1.18%
Carnival Corp.             139,800       $3,420,906
Darden Restaurants, Inc.    42,200        1,081,586
Harrah's Entertainment,
  Inc.*                     27,500        1,307,350
Hilton Hotels Corp.         90,500        1,041,655
International Game
  Technology*               21,600        1,397,088
Marriott International,
  Inc., Class A             58,200        1,904,886
McDonald's Corp.           297,300        7,063,848
Starbucks Corp.*            91,600        1,841,160
Starwood Hotels &
  Resorts Worldwide,
  Inc., Class B             49,700        1,281,266
Wendy's International,
  Inc.                      27,800          992,738
Yum! Brands, Inc.*          69,800        2,117,034
                                         23,449,517
===================================================

HOUSEHOLD DURABLES--0.54%
Black & Decker Corp.        20,200          906,374
Centex Corp.                15,200          767,448
Fortune Brands, Inc.        37,100        1,946,637
KB HOME                     13,000          623,350
Leggett & Platt, Inc.       49,200        1,138,980
Maytag Corp.                19,700          643,008
Newell Rubbermaid,
  Inc.                      63,600        2,200,560
Pulte Homes, Inc.           15,200          725,648
Stanley Works               22,200          774,336
Whirlpool Corp.             17,600          973,456
                                         10,699,797
===================================================

HOUSEHOLD PRODUCTS--2.20%
Clorox Co.                  54,900        2,363,994
Colgate-Palmolive Co.      128,100        6,987,855
Kimberly Clark Corp.       121,400        7,264,576
Procter & Gamble Co.       304,200       26,967,330
                                         43,583,755
===================================================

SECURITY DESCRIPTION        SHARES          VALUE
----------------------------------------------------
INDUSTRIAL
  CONGLOMERATES--4.56%
3M Co.                      91,600      $11,445,420
General Electric Co.     2,334,600       70,388,190
Textron, Inc.               34,900        1,355,865
Tyco International Ltd.    470,100        7,375,869
                                         90,565,344
===================================================

INSURANCE--4.93%
ACE Ltd.                    62,400        1,984,944
AFLAC, Inc.                121,800        3,728,298
Allstate Corp.             166,500        6,197,130
Ambac Financial
  Group, Inc.               25,100        1,443,501
American International
  Group, Inc.              614,900       38,615,720
AON Corp.                   65,900        1,302,184
Chubb Corp.                 40,700        2,518,923
Cincinnati Financial
  Corp.                     39,000        1,549,470
Hartford Financial
  Services Group, Inc.      58,700        2,936,174
Jefferson-Pilot Corp.       35,900        1,512,108
John Hancock
  Financial Services, Inc.  70,200        2,130,570
Lincoln National Corp.      45,100        1,670,955
Loews Corp.                 45,800        2,404,958
Marsh & McLennan
  Cos., Inc.(1)            129,100        6,280,715
MBIA, Inc.                  35,100        1,613,196
MetLife, Inc.(1)           166,400        4,479,488
MGIC Investment Corp.       25,200        1,517,292
Progressive Corp.           51,900        2,789,625
Prudential Financial, Inc. 131,400        3,968,280
SAFECO Corp.                32,900        1,089,319
St. Paul Cos., Inc.         50,700        1,542,294
Torchmark Corp.             29,200        1,090,620
Travelers Property
  Casualty Corp.,
  Class B*                 107,860        1,757,033
Unum Provident Corp.        58,900        1,364,124
XL Capital Ltd., Class A(1) 32,200        2,370,242
                                         97,857,163
===================================================

INTERNET & CATALOG
  RETAIL--0.19%
eBay, Inc.*                 65,600       $3,712,304
===================================================

INTERNET SOFTWARE &
  SERVICES--0.07%
Yahoo!, Inc.(1)*           139,600        1,436,484
===================================================

IT CONSULTING &
  SERVICES--0.42%
Computer Sciences
  Corp.*                    40,600        1,495,298
Electronic Data Systems
  Corp.(1)                 112,400        4,525,224
SunGard Data Systems,
  Inc.*                     66,900        1,649,085
Unisys Corp.*               80,400          715,560
                                          8,385,167
===================================================

LEISURE EQUIPMENT &
  PRODUCTS--0.45%
Brunswick Corp.             23,600          577,020
Eastman Kodak Co.(1)        69,900        2,134,746
Harley-Davidson, Inc.       71,500        3,519,945
Hasbro, Inc.                45,400          597,010
Mattel, Inc.               103,900        2,018,777
                                          8,847,498
===================================================

MACHINERY--1.12%
Caterpillar, Inc.           82,300        3,591,572
Danaher Corp.               35,800        2,153,370
Deere & Co.                 57,200        2,626,624
Dover Corp.                 48,800        1,402,024
Eaton Corp.                 18,000        1,273,320
Illinois Tool Works,
  Inc.(1)                   72,600        4,974,552
Ingersoll-Rand Co.,
  Class A                   41,200        1,547,060
ITT Industries, Inc.        22,100        1,502,358
Navistar International
  Corp.*                    17,100          427,500
PACCAR, Inc.                29,600        1,044,880
Pall Corp.                  32,900          556,010
Parker-Hannifin Corp.       29,400        1,192,464
                                         22,291,734
===================================================

MEDIA--3.48%
AOL Time Warner,
  Inc.(1)*               1,048,900       13,268,585
Clear Channel
  Communications, Inc.*    145,300        4,966,354

SECURITY DESCRIPTION        SHARES          VALUE
---------------------------------------------------
MEDIA--(CONCLUDED)
Comcast Corp.,
  Class A*                 224,500       $5,349,835
Disney, Walt Co.           483,400        7,579,712
Dow Jones & Co., Inc.       23,600        1,004,180
Gannett, Inc.               64,300        4,884,228
Interpublic Group
  Cos., Inc.                90,400        1,647,992
Knight-Ridder, Inc.         22,400        1,360,352
McGraw-Hill Cos., Inc.      47,300        2,999,293
New York Times Co.,
  Class A                   37,900        1,788,880
Omnicom Group, Inc.         44,000        2,662,000
TMP Worldwide, Inc.*        28,600          312,312
Tribune Co.                 73,200        3,053,172
Univision Communications,
  Inc., Class A(1)*         55,900        1,302,470
Viacom, Inc., Class B*     416,700       16,959,690
                                         69,139,055
===================================================

METALS & MINING--0.53%
Alcoa, Inc.                200,700        5,035,563
Freeport-McMoRan
  Copper & Gold, Inc.,
  Class B*                  37,300          611,347
Newmont Mining
  Corp. (Holding Co.)       94,500        2,692,305
Nucor Corp.                 19,800          990,792
Phelps Dodge Corp.(1)*      22,800          736,668
United States Steel
  Corp.                     29,700          407,781
                                         10,474,456
===================================================

MULTI-LINE RETAIL--4.27%
Big Lots, Inc.*             28,800          485,280
Costco Wholesale
  Corp.(1)*                107,600        3,594,916
Dillard's, Inc., Class A    21,500          528,040
Dollar General Corp.        79,000        1,183,420
Family Dollar Stores, Inc.  42,100        1,201,955
Federated Department
  Stores, Inc.*             48,500        1,741,150
J.C. Penney Co., Inc.       65,600        1,138,816
Kohl's Corp.*               79,300        5,528,796
May Department
   Stores Co.(1)            69,200       $2,029,636
Nordstrom, Inc.             33,200          641,756
Sears, Roebuck & Co.        74,900        3,408,699
Target Corp.               213,400        7,298,280
Wal-Mart Stores, Inc.    1,044,700       55,870,556
                                         84,651,300
===================================================

MULTI-UTILITIES--0.36%
AES Corp.(1)*              134,000          404,680
Calpine Corp.(1)*           92,500          451,400
Duke Energy Corp.(1)       195,600        5,247,948
Dynegy, Inc., Class A       94,900          197,392
Mirant Corp.*              101,300          382,914
Williams Cos., Inc.        129,900          418,278
                                          7,102,612
===================================================

OFFICE ELECTRONICS--0.06%
Xerox Corp.(1)*            171,400        1,201,514
===================================================

OIL & GAS--5.23%
Amerada Hess Corp.          21,800        1,593,580
Anadarko Petroleum
  Corp.                     59,300        2,647,152
Apache Corp.                34,600        1,905,076
Ashland, Inc.               19,100          547,406
Burlington Resources,
   Inc.                     48,400        1,861,948
ChevronTexaco Corp.        249,900       19,149,837
Conoco, Inc.               148,800        3,653,040
Devon Energy Corp.          37,300        1,753,100
EOG Resources, Inc.         28,600          996,424
ExxonMobil Corp.         1,590,200       56,372,590
Kerr-McGee Corp.            25,300        1,185,305
Marathon Oil Corp.          75,600        1,871,100
Occidental Petroleum
  Corp.                     91,200        2,708,640
Phillips Petroleum Co.      91,000        4,784,780
Sunoco, Inc.                20,700          734,436
Unocal Corp.                59,400        1,964,358
                                        103,728,772
===================================================

SECURITY DESCRIPTION        SHARES          VALUE
---------------------------------------------------
PAPER & FOREST
  PRODUCTS--0.49%
Georgia-Pacific Corp.       58,700       $1,235,635
International Paper Co.    117,200        4,412,580
Meadwestvaco Corp.          50,200        1,169,158
Weyerhaeuser Co.            53,700        2,927,187
                                          9,744,560
===================================================

PERSONAL PRODUCTS--0.57%
Alberto-culver Co.,
  Class B                   14,900          733,974
Avon Products, Inc.         55,700        2,714,818
Gillette Co.               247,500        7,803,675
                                         11,252,467
===================================================

PHARMACEUTICALS--9.90%
Abbott Laboratories        366,500       14,670,995
Allergan, Inc.              30,900        1,814,448
Bristol-Myers Squibb Co.   455,500       11,364,725
Eli Lilly & Co.            263,800       15,313,590
Forest Laboratories, Inc.*  42,300        3,087,900
Johnson & Johnson          706,900       38,391,739
King Pharmaceuticals,
  Inc.*                     59,300        1,263,683
Merck & Co., Inc.          531,600       26,856,432
Pfizer, Inc.(1)          1,466,900       48,525,052
Pharmacia Corp.            303,900       13,280,430
Schering-Plough Corp.      344,800        7,957,984
Watson Pharmaceuticals,
  Inc.*                     26,600          620,312
Wyeth Pharmaceuticals      311,700       13,340,760
                                        196,488,050
===================================================

REAL ESTATE--0.39%
Equity Office
  Properties Trust(1)      102,300        2,852,124
Equity Residential
  Properties Trust(1)       68,800        1,920,896
Plum Creek Timber Co.,
  Inc.                      51,000        1,312,740
Simon Property
  Group, Inc.               46,400        1,651,376
                                          7,737,136
===================================================

ROAD & RAIL--0.50%
Burlington Northern
  Santa Fe, Inc.            90,600       $2,605,656
CSX Corp.                   51,200        1,783,296
Norfolk Southern Corp.      92,800        1,942,304
Union Pacific Corp.(1)      59,500        3,602,725
                                          9,933,981
===================================================

SEMICONDUCTOR EQUIPMENT
   & PRODUCTS--2.94%
Advanced Micro Devices,
  Inc.*                     82,400          729,240
Altera Corp.*               90,800          972,468
Analog Devices, Inc.*       86,000        2,072,600
Applied Materials, Inc.*   384,600        5,138,256
Applied Micro Circuits
  Corp.*                    74,500          286,825
Broadcom Corp.,
  Class A(1)*               63,800        1,052,062
Intel Corp.              1,570,000       26,171,900
KLA-Tencor Corp.*           44,600        1,466,002
Linear Technology Corp.     74,700        1,958,634
LSI Logic Corp.(1)*         89,200          653,836
Maxim Integrated
  Products, Inc.*           75,800        2,396,038
Micron Technology,
  Inc.(1)*                 141,700        2,444,325
National Semiconductor
  Corp.*                    43,000          687,570
Novellus Systems, Inc.*     34,600          846,316
NVIDIA Corp.*               36,100          364,812
PMC-Sierra, Inc.*           40,400          282,800
QLogic Corp.*               22,200          744,810
Teradyne, Inc.(1)*          43,900          555,335
Texas Instruments, Inc.    406,900        8,015,930
Xilinx, Inc.*               79,200        1,530,144
                                         58,369,903
===================================================

SOFTWARE--4.45%
Adobe Systems, Inc.         57,700        1,159,770
Autodesk, Inc.              29,600          393,680
BMC Software, Inc.*         58,800          817,320
Citrix Systems, Inc.*       47,500          299,250
Computer Associates
  International, Inc.      137,900        1,544,480

SECURITY DESCRIPTION        SHARES          VALUE
SOFTWARE--(CONCLUDED)
Compuware Corp.*            96,100         $348,843
Electronic Arts, Inc.*      32,800        2,074,928
Intuit, Inc.*               50,100        2,235,963
Mercury Interactive
  Corp.(1)*                 20,700          525,987
Microsoft Corp.*         1,273,200       62,488,656
Oracle Corp.*            1,292,000       12,390,280
Peoplesoft, Inc.*           74,400        1,196,352
Rational Software Corp.*    49,100          333,880
Siebel Systems, Inc.*      113,700          961,902
VERITAS Software Co.*       97,400        1,576,906
                                         88,348,197
===================================================

SPECIALTY RETAIL--2.17%
Autozone, Inc.*             24,900        1,801,515
Bed, Bath & Beyond,
  Inc.*                     68,900        2,208,934
Best Buy Co., Inc.*         75,700        1,604,840
Circuit City Stores-
  Circuit City Group        50,600          705,364
Gap, Inc.                  204,400        2,397,612
Home Depot, Inc.           552,700       18,200,411
Lowe's Cos., Inc.          182,300        7,543,574
Office Depot, Inc.*         73,900          954,788
RadioShack Corp.            41,700          908,643
Sherwin-Williams Co.        38,200        1,031,400
Staples, Inc.*             111,500        1,549,850
Tiffany & Co.               35,100          870,480
TJX Cos., Inc.             127,600        2,523,928
Toys R Us, Inc.*            51,700          689,161
                                         42,990,500
===================================================

TEXTILES & APPAREL--0.39%
Jones Apparel
  Group, Inc.*              31,600        1,140,444
Limited Brands             123,200        1,883,728
Liz Claiborne, Inc.         27,000          761,940
Nike, Inc., Class B         64,500        2,785,110
V. F. Corp.                 28,400        1,153,324
                                          7,724,546
===================================================
TOBACCO--1.33%
Philip Morris Cos., Inc.   500,900      $25,045,000
UST, Inc.                   41,200        1,430,052
                                         26,475,052
===================================================

TRADING COMPANIES &
   DISTRIBUTORS--0.13%
Genuine Parts Co.           44,500        1,479,625
Grainger, W.W., Inc.        23,900        1,076,695
                                          2,556,320
===================================================

WIRELESS TELECOMMUNICATION
   SERVICES--0.28%
AT&T Wireless Services,
  Inc.*                    639,200        3,157,648
Nextel Communications,
  Inc.*                    192,900        1,467,969
Sprint Corp.
  (PCS Group)(1)*          233,700          925,452
                                          5,551,069
===================================================

Total Common Stocks
  (cost--$2,306,772,859)              1,988,641,602
===================================================

REPURCHASE AGREEMENT--0.04%

PRINCIPAL
  AMOUNT                                                                              MATURITY    INTEREST
  (000)                                                                               DATE        RATE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
               $803      Repurchase agreement dated 08/30/02 with State Street Bank &
                         Trust Co., collateralized by $644,415 U.S. Treasury Bonds,
                         7.250% due 05/15/16; (value--$819,212); proceeds: $803,159
                         (cost--$803,000)                                             09/03/02      1.780%              $803,000

Total Investments (cost--$2,307,575,859)--100.25%                                                                  1,989,444,602
=================================================================================================================================
Liabilities in excess of other assets--(0.25)%                                                                        (5,002,371)
=================================================================================================================================
Net Assets--100.00%                                                                                               $1,984,442,231
=================================================================================================================================

*    Non-income producing security.

(1)  Security, or portion thereof, was on loan at August 31, 2002.

(2)  Includes 13,100 Contingent Value Obligations valued at zero.

                 See accompanying notes to financial statements

UBS TACTICAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES -- AUGUST 31, 2002

ASSETS
Investment in securities, at value (cost--$2,307,575,859)*                               $   1,989,444,602
Investments of cash collateral received for securities loaned,
   at value (cost--$69,313,918)                                                                 69,313,918
Cash                                                                                                   764
Receivable for investments sold                                                                     43,588
Receivable for shares of beneficial interest sold                                                  748,272
Dividends receivable                                                                             3,118,348
Other assets                                                                                       127,009
Total assets                                                                                 2,062,796,501

LIABILITIES
Payable for cash collateral for securities loaned                                               69,313,918
Payable for shares of beneficial interest repurchased                                            6,731,652
Payable to affiliates                                                                            1,903,539
Accrued expenses and other liabilities                                                             405,161
Total liabilities                                                                               78,354,270

NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized)                          2,600,854,508
Accumulated undistributed net investment income                                                  3,211,100
Accumulated net realized losses from investment transactions                                  (301,492,120)
Net unrealized depreciation of investments                                                    (318,131,257)
                                                                                         =================
Net assets                                                                               $   1,984,442,231

* Includes $66,369,283 of investments in securities on loan, at value.

                 See accompanying notes to financial statements

CLASS A:
Net assets                                                                                   $690,546,097
Shares outstanding                                                                             33,206,306
Net asset value per share                                                                          $20.80
Maximum offering price per share (net asset value plus sales
   charge of 5.50% of offering price)                                                              $22.01

CLASS B:
Net assets                                                                                   $606,133,383
Shares outstanding                                                                             29,956,457
Net asset value and offering price per share                                                       $20.23

CLASS C:
Net assets                                                                                   $538,109,456
Shares outstanding                                                                             26,404,475
Net asset value per share                                                                          $20.38
Maximum offering price per share (net asset value plus sales
   charge of 1.00% of offering price)                                                              $20.59

CLASS Y:
Net assets                                                                                   $149,653,295
Shares outstanding                                                                              7,103,988
Net asset value, offering price and redemption value per share                                     $21.07
=========================================================================================================

                 See accompanying notes to financial statements

UBS TACTICAL ALLOCATION FUND

STATEMENT OF OPERATIONS

                                                                                             FOR THE
                                                                                           YEAR ENDED
                                                                                         AUGUST 31, 2002
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $114,557)                                        $37,047,014
interest                                                                                          267,244
                                                                                               37,314,258

EXPENSES:
Investment advisory and administration fees                                                    11,861,014
Service fees--Class A                                                                           2,228,808
Service and distribution fees--Class B                                                          8,137,599
Service and distribution fees--Class C                                                          7,120,548
Transfer agency and related services fees                                                       2,332,361
Custody and accounting                                                                          1,488,660
Reports and notices to shareholders                                                               436,307
Federal and state registration fees                                                               226,780
Professional fees                                                                                 116,733
Trustees' fees                                                                                     44,180
Interest expense                                                                                   29,706
Other expenses                                                                                     53,027
                                                                                               34,075,723
Net Investment Income                                                                           3,238,535


REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions                                             (275,915,473)
Net change in unrealized appreciation/depreciation of investments                            (245,044,099)
Net realized and unrealized losses from investment activities                                (520,959,572)
Net decrease in net assets resulting from operations                                        $(517,721,037)
=========================================================================================================

                 See accompanying notes to financial statements

UBS TACTICAL ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEARS ENDED AUGUST 31,
                                                                 -----------------------------------------
                                                                         2002                    2001
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                    $3,238,535            $19,996,356
Net realized gains (losses) from investment transactions               (275,915,473)             3,426,918
Net change in unrealized appreciation/depreciation of
   investments                                                         (245,044,099)          (670,134,743)
Net decrease in net assets resulting from operations                   (517,721,037)          (646,711,469)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A                                           (1,210,952)           (19,700,710)
Net investment income--Class B                                                   --            (16,037,085)
Net investment income--Class C                                                   --            (12,780,032)
Net investment income--Class Y                                             (383,511)            (5,223,546)
Net realized gains from investment activities--Class A                   (5,180,625)           (74,388,002)
Net realized gains from investment activities--Class B                   (4,770,088)           (90,667,138)
Net realized gains from investment activities--Class C                   (4,191,815)           (72,015,370)
Net realized gains from investment activities--Class Y                   (1,064,963)           (17,509,644)
                                                                        (16,801,954)          (308,321,527)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                    369,427,396            992,384,414
Cost of shares repurchased                                             (762,722,619)          (640,294,579)
Proceeds from dividends reinvested                                       16,197,555            293,322,033
Shares issued in connection with fund merger                                     --            179,981,734
Net increase (decrease) in net assets from
   beneficial interest transactions                                    (377,097,668)           825,393,602
Net decrease in net assets                                             (911,620,659)          (129,639,394)

NET ASSETS:
Beginning of year                                                     2,896,062,890          3,025,702,284
End of year (including accumulated undistributed
   net investment income of $3,211,100 and
   $1,594,240, respectively)                                         $1,984,442,231         $2,896,062,890
==========================================================================================================

                 See accompanying notes to financial statements

                      (This page intentionally left blank)

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Tactical Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

REORGANIZATION INVOLVING PAINEWEBBER BALANCED FUND

Effective as of the close of business on April 27, 2001 (the "Reorganization Date"), the Fund acquired all of the assets and assumed all of the stated liabilities of PaineWebber Balanced Fund ("Balanced Fund"). The acquisition was accomplished by a tax-free exchange of 5,260,243; 538,116; 539,067; and 7,830 Class A, B, C and Y shares, respectively, of the Fund for 17,080,727; 1,665,537; 1,727,261; and 25,667 Class A, B, C and Y shares, respectively, of Balanced Fund outstanding on the Reorganization Date. The Balanced Fund's net assets on that date, valued at $179,981,734 including net unrealized depreciation of investments of $7,030,499 were combined with those of the Fund. All shares were exchanged at net asset value. Accordingly, no shareholder had any gain or loss as a result of the exchange. The Fund's financial highlights do not include the operations of Balanced Fund prior to the Reorganization Date.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter. At August 31, 2002, the Fund owed UBS Global AM $774,557 in investment advisory and administration fees.

For the year ended August 31, 2002, the Fund did not pay any brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), which is an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Fund.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of the Fund's shares and has appointed selected dealers for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2002, the Fund owed UBS Global AM $1,126,764 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A and Class C shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM has informed the Fund that for the year ended August 31, 2002, it earned $4,669,820 in sales charges.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For

----------
* UBS PaineWebber is a service mark of UBS AG.

the year ended August 31, 2002, UBS PaineWebber received from PFPC, not the Fund, approximately 47% of the total transfer agency and related services fees collected by PFPC from the Fund.

SECURITIES LENDING

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. For the year ended August 31, 2002, the Fund earned $251,758 for lending its securities, and UBS PaineWebber earned $85,621 in compensation as the Fund's lending agent. At August 31, 2002, the Fund owed UBS PaineWebber $2,218 in compensation as securities lending agent.

At August 31, 2002, the Fund invested cash collateral received in the following money market funds:

NUMBER OF
 SHARES                                                                                        VALUE
-----------------------------------------------------------------------------------------------------
37,227,422    AIM Liquid Assets Portfolio                                                 $37,227,422
    22,761    BlackRock Provident Institutional TempFund                                       22,761
    98,752    Dreyfus Cash Management Fund                                                     98,752
    58,606    Federated Treasury Obligation Fund                                               58,606
       154    Scudder Institutional Fund, Inc.                                                    154
31,906,223    UBS Private Money Market Fund LLC                                            31,906,223
              Total investments of cash collateral received for securities loaned
                 (cost--$69,313,918)                                                      $69,313,918
=====================================================================================================

BANK LINE OF CREDIT

During the period March 15, 2002 through August 31, 2002, the Fund could borrow up to $10 million under a short-term unsecured line of credit with the Fund's custodian ("Line of Credit"). The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 2002, the Fund had an average daily amount of borrowing outstanding under the Line of Credit and the Facility of $3,629,750 for 124 days with a related weighted average annualized interest rate of 2.376%. For the period September 10, 2001 through August 31, 2002, the Fund paid a commitment fee of $29,838 to UBS AG.

FEDERAL TAX STATUS

For federal income tax purposes, at August 31, 2002, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)             $ 197,063,972
Gross depreciation (investments having an excess of cost over value)              (553,041,054)
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       $(355,977,082)
==============================================================================================

For the year ended August 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $140,790,169 and $523,146,378, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 were as follows:

DISTRIBUTIONS PAID FROM:                                                         2002              2001
---------------------------------------------------------------------------------------------------------
Ordinary income                                                              $12,464,084      $86,311,475
Net long-term capital gains                                                    4,337,870      222,010,052
Total distributions paid                                                     $16,801,954     $308,321,527
==========================================================================================================

At August 31, 2002, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                                                  $3,205,407
Accumulated capital and other losses                                                         (263,640,602)
Unrealized depreciation                                                                      (355,977,082)
Total accumulated deficit                                                                   $(616,412,277)
=========================================================================================================

The differences between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

At August 31, 2002, the Fund had a net capital loss carryforward of $19,854,247. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized gains, and will expire by August 31, 2010. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer realized capital losses of $243,786,355 arising after October 31, 2001. Such losses are treated for tax purposes as arising on September 1, 2002.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended August 31, 2002, accumulated undistributed net investment income was decreased by $27,212, accumulated net realized losses from investment transactions were decreased by $28,002 and beneficial interest was decreased by $790.

BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                         CLASS A                                        CLASS B
YEAR ENDED                    --------------------------------             -------------------------------
AUGUST 31, 2002:                SHARES              AMOUNT                   SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                     6,479,181        $159,332,650               3,665,555         $88,641,331
Shares repurchased            (12,097,939)       (288,352,616)             (9,503,279)       (218,248,803)
Shares converted from
   Class B to Class A           1,390,373          35,693,504              (1,422,444)        (35,693,504)
Dividends reinvested              242,064           6,225,891                 176,466           4,439,877
Net decrease                   (3,986,321)       $(87,100,571)             (7,083,702)      $(160,861,099)
=========================================================================================================

YEAR ENDED
AUGUST 31, 2001:
Shares sold                    12,841,171        $384,986,616               9,026,193        $263,120,746
Shares repurchased             (8,374,881)       (245,638,291)             (6,874,602)       (200,251,343)
Shares converted from
   Class B to Class A             173,449           5,174,193                (175,904)         (5,174,193)
Dividends reinvested            2,934,450          90,204,974               3,282,028          99,379,800
Shares issued in
   connection with
   fund mergers                 5,260,243         149,576,780                 538,116          15,024,419
Net increase                   12,834,432        $384,304,272               5,795,831        $172,099,429
=========================================================================================================

                                       CLASS C                                       CLASS Y
YEAR ENDED                 ------------------------------------------------------------------------------
AUGUST 31, 2002:             SHARES              AMOUNT                     SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                  3,862,160         $  94,123,294               1,096,372        $ 27,330,121
Shares repurchased          (8,723,020)         (203,529,544)             (2,168,223)        (52,591,656)
Shares converted from
   Class B to Class A               --                    --                      --                  --
Dividends reinvested           161,590             4,094,687                  55,273           1,437,100
Net decrease                (4,699,270)        $(105,311,563)             (1,016,578)       $(23,824,435)
=========================================================================================================

YEAR ENDED
AUGUST 31, 2001:
Shares sold                  8,509,038         $ 249,249,818               3,142,407        $ 95,027,234
Shares repurchased          (5,328,110)         (157,188,627)             (1,297,796)        (37,216,318)
Shares converted from
   Class B to Class A               --                    --                      --                  --
Dividends reinvested         2,664,967            81,254,820                 725,474          22,482,439
Shares issued in
   connection with
   fund mergers                539,067            15,155,772                   7,830             224,763
Net increase                 6,384,962         $ 188,471,783               2,577,915        $ 80,518,118
=========================================================================================================

UBS TACTICAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                          CLASS A
                                           ------------------------------------------------------------------
                                                             FOR THE YEARS ENDED AUGUST 31,
                                           ------------------------------------------------------------------
                                               2002         2001          2000          1999         1998
                                           ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                    $25.78       $35.59       $31.79        $23.55       $22.23
Net investment income (loss)                    0.13@        0.32@        0.60@         0.15         0.15
Net realized and unrealized gains
   (losses) from investments                   (4.94)@      (6.45)@       3.92@         8.84         1.47
Net increase (decrease) from
   investment operations                       (4.81)       (6.13)        4.52          8.99         1.62
Dividends from net investment
   income                                      (0.03)       (0.77)       (0.02)        (0.17)       (0.12)
Distributions from net realized
   gains from investment
   transactions                                (0.14)       (2.91)       (0.70)        (0.58)       (0.18)
Total dividends and distributions
   to shareholders                             (0.17)       (3.68)       (0.72)        (0.75)       (0.30)
NET ASSET VALUE, END OF YEAR                  $20.80       $25.78       $35.59        $31.79       $23.55
TOTAL INVESTMENT RETURN(1)                    (18.79)%     (18.89)%      14.37%        38.65%        7.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $690,546     $958,783     $866,956      $702,580     $340,245
Expenses to average net assets,
   net of waivers from advisor(2)               0.89%        0.84%        0.84%         0.84%        0.95%
Net investment income (loss)
   to average net assets,
   net of waivers from advisor(2)               0.54%        1.08%        1.77%         0.56%        0.74%
Portfolio turnover                                 5%          38%         122%            6%          33%

@    Calculated using the average shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class A and Class B were 0.85% and 1.61%, respectively, for expenses to average net assets and 1.07% and 0.37%, respectively, for net investment income to average net assets. During the years ended August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

                                                                   CLASS B
                                      ----------------------------------------------------------------
                                                       FOR THE YEARS ENDED AUGUST 31,
                                      ----------------------------------------------------------------
                                            2002         2001        2000          1999         1998
                                      ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                 $25.24       $34.92       $31.41       $23.32       $22.08
Net investment income (loss)              (0.05)@        0.11@        0.33@        (0.04)          --
Net realized and unrealized gains
   (losses) from investments              (4.82)@      (6.36)@        3.88@         8.73         1.43
Net increase (decrease) from
   investment operations                    (4.87)       (6.25)        4.21         8.69         1.43
Dividends from net investment
   income                                      --        (0.52)          --        (0.02)       (0.01)
Distributions from net realized
   gains from investment
   transactions                             (0.14)       (2.91)       (0.70)       (0.58)       (0.18)
Total dividends and distributions
   to shareholders                          (0.14)       (3.43)       (0.70)       (0.60)       (0.19)
NET ASSET VALUE, END OF YEAR               $20.23       $25.24       $34.92       $31.41       $23.32
TOTAL INVESTMENT RETURN(1)                 (19.41)%     (19.54)%      13.54%       37.61%        6.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $606,133     $935,056   $1,091,107     $964,933     $483,068
Expenses to average net assets,
   net of waivers from advisor(2)            1.65%        1.60%        1.60%        1.59%        1.71%
Net investment income (loss)
   to average net assets,
   net of waivers from advisor(2)           (0.22)%       0.38%        1.00%       (0.20)%      (0.02)%
Portfolio turnover                              5%          38%         122%           6%          33%

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                         CLASS C
                                           --------------------------------------------------------------
                                                            FOR THE YEARS ENDED AUGUST 31,
                                           --------------------------------------------------------------
                                               2002         2001          2000          1999         1998
                                           --------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                    $25.42      $35.14       $31.60         $23.45       $22.18
Net investment income (loss)                   (0.05)@      0.11@        0.34@         (0.06)       (0.01)
Net realized and unrealized
   gains (losses) from
   investments                                 (4.85)@     (6.40)@       3.90@          8.79         1.45
Net increase (decrease) from
   investment operations                       (4.90)      (6.29)        4.24           8.73         1.44
Dividends from net
   investment income                              --       (0.52)          --          (0.00)#         --
Distributions from net realized
   gains from investment
   transactions                                (0.14)      (2.91)       (0.70)         (0.58)       (0.17)
Total dividends and
   distributions to shareholders               (0.14)      (3.43)       (0.70)         (0.58)       (0.17)
NET ASSET VALUE, END OF YEAR                  $20.38      $25.42       $35.14         $31.60       $23.45
TOTAL INVESTMENT RETURN(1)                    (19.39)%    (19.53)%      13.55%         37.58%        6.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)             $538,109    $790,704     $868,545       $738,781     $397,767
Expenses to average net assets,
   net of waivers from advisor(2)               1.63%       1.60%        1.60%          1.60%        1.70%
Net investment income (loss)
   to average net assets, net
   of waivers from advisor(2)                  (0.20)%      0.38%        1.01%         (0.20)%      (0.01)%
Portfolio turnover                                 5%         38%         122%             6%          33%

@    Calculated using the average shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) During the year ended August 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver for Class C and Class Y were 1.61% and 0.57%, respectively, for expenses to average net assets and 0.37% and 1.35%, respectively, for net investment income to average net assets. During the years ended August 31, 2000 and August 31, 1999, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

#    Actual amount is less than $0.005 per share.

                                                                    CLASS Y
                                          ------------------------------------------------------------
                                                            FOR THE YEARS ENDED AUGUST 31,
                                          ------------------------------------------------------------
                                              2002         2001          2000         1999        1998
                                          ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF YEAR                                  $26.05       $35.92        $31.99       $23.68      $22.33
Net investment income (loss)                  0.21@        0.41@         0.71@        0.22        0.21
Net realized and unrealized
   gains (losses) from
   investments                               (5.00)@      (6.50)@        3.95@        8.91        1.49
Net increase (decrease) from
   investment operations                     (4.79)       (6.09)         4.66         9.13        1.70
Dividends from net
   investment income                         (0.05)       (0.87)        (0.03)       (0.24)      (0.17)
Distributions from net realized
   gains from investment
   transactions                              (0.14)       (2.91)        (0.70)       (0.58)      (0.18)
Total dividends and
   distributions to shareholders             (0.19)       (3.78)        (0.73)       (0.82)      (0.35)
NET ASSET VALUE, END OF YEAR                $21.07       $26.05        $35.92       $31.99      $23.68
TOTAL INVESTMENT RETURN(1)                  (18.54)%     (18.63)%       14.72%       39.03%       7.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)           $149,653     $211,520      $199,095     $129,893     $74,872
Expenses to average net assets,
   net of waivers from advisor(2)             0.58%        0.56%         0.56%        0.58%       0.67%
Net investment income (loss)
   to average net assets, net
   of waivers from advisor(2)                 0.85%        1.36%         2.09%        0.82%       1.03%
Portfolio turnover                               5%          38%          122%           6%         33%

UBS TACTICAL ALLOCATION FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Trustees of
UBS Tactical Allocation Fund

We have audited the accompanying statement of assets and liabilities of UBS Tactical Allocation Fund (a series comprising UBS Investment Trust), including the portfolio of investments as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Tactical Allocation Fund at August 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP


New York, New York
October 10, 2002

UBS TACTICAL ALLOCATION FUND

TAX INFORMATION (UNAUDITED)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund distributed $4,337,870 of long-term capital gains, and the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 45.73%.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS TACTICAL ALLOCATION FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each Trustee serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling 1-800-647 1568.

INTERESTED TRUSTEES

                                               TERM OF
                                              OFFICE+ AND
                              POSITION(S)      LENGTH OF
  NAME, ADDRESS,              HELD WITH          TIME                  PRINCIPAL OCCUPATION(S)
    AND AGE                     TRUST           SERVED                  DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Margo N. Alexander*++;        Trustee          Since 1996         Mrs. Alexander is an executive vice
55                                                                president of UBS PaineWebber
                                                                  (since March 1984). She was chief
                                                                  executive officer of UBS Global AM
                                                                  from January 1995 to October 2000, a
                                                                  director (from January 1995 to
                                                                  September 2001) and chairman (from
                                                                  March 1999 to September 2001).

E. Garrett Bewkes, Jr.**++;   Trustee and      Since 1996         Mr. Bewkes serves as a consultant to
75                            Chairman of                         UBS PaineWebber (since May 1999).
                              the Board of                        Prior to November 2000, he was a
                              Trustees                            Trustee of Paine Webber Group Inc.
                                                                  ("PW Group", formerly the holding
                                                                  company of UBS PaineWebber and
                                                                  UBS Global AM) and prior to 1996, he
                                                                  was a consultant to PW Group. Prior
                                                                  to 1988, he was chairman of the
                                                                  board, president and chief executive
                                                                  officer of American Bakeries Company.




                                           NUMBER OF
  NAME, ADDRESS,                  PORTFOLIOS IN FUND COMPLEX                        OTHER DIRECTORSHIPS
    AND AGE                           OVERSEEN BY TRUSTEE                             HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------
Margo N. Alexander*++;         Mrs. Alexander is a director or trustee              None
55                             of 22 investment companies (consisting
                               of 43 portfolios) for which UBS Global
                               AM, UBS PaineWebber or one of their
                               affiliates serves as investment advisor,
                               sub-advisor or manager.

E. Garrett Bewkes, Jr.**++;    Mr. Bewkes is a director or trustee of               Mr. Bewkes is also a
75                             35 investment companies (consisting of               director of Interstate
                               56 portfolios) for which UBS Global AM,              Bakeries Corporation.
                               UBS PaineWebber or one of their affiliates
                               serves as investment advisor, sub-advisor
                               or manager.

INDEPENDENT TRUSTEES

                                                  TERM OF
                                                OFFICE+ AND
                               POSITION(S)      LENGTH OF
     NAME, ADDRESS,            HELD WITH           TIME                        PRINCIPAL OCCUPATION(S)
        AND AGE                 TRUST             SERVED                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67       Trustee          Since 1995                Mr. Armstrong is chairman and
R.Q.A. Enterprises                                                        principal of R.Q.A. Enterprises
One Old Church Road--                                                     (management consulting firm)
Unit # 6                                                                  (since April 1991 and principal
Greenwich, CT  06830                                                      occupation since March 1995).
                                                                          Mr. Armstrong was chairman of the
                                                                          board, chief executive officer and
                                                                          co-owner of Adirondack Beverages
                                                                          (producer and distributor of soft
                                                                          drinks and sparkling/still waters)
                                                                          (October 1993-March 1995). He
                                                                          was a partner of The New England
                                                                          Consulting Group (management
                                                                          consulting firm) (December 1992-
                                                                          September 1993).  He was managing
                                                                          director of LVMH U.S. Corporation
                                                                          (U.S. subsidiary of the French luxury
                                                                          goods conglomerate, Louis Vuitton
                                                                          Moet Hennessey Corporation)
                                                                          (1987-1991) and chairman of its
                                                                          wine and spirits subsidiary,
                                                                          Schieffelin & Somerset Company
                                                                          (1987-1991).

David J. Beaubien; 68          Trustee          Since 2001                Mr. Beaubien is chairman of
101 Industrial Road                                                       Yankee Environmental Systems, Inc.,
Turners Falls, MA 01376                                                   a manufacturer of meteorological
                                                                          measuring systems. Prior to
                                                                          January 1991, he was senior vice
                                                                          president of EG&G, Inc., a company
                                                                          which makes and provides a variety
                                                                          of scientific and technically oriented
                                                                          products and services. From 1985 to
                                                                          January 1995, Mr. Beaubien served
                                                                          as a director or trustee on the boards
                                                                          of the Kidder, Peabody & Co.
                                                                          Incorporated mutual funds.

                                              NUMBER OF
     NAME, ADDRESS,                    PORTFOLIOS IN FUND COMPLEX                        OTHER DIRECTORSHIPS
        AND AGE                           OVERSEEN BY TRUSTEE                              HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 67            Mr. Armstrong is a director or trustee of 22     Mr. Armstrong is also a director of
R.Q.A. Enterprises                  investment companies (consisting of 43           AlFresh Beverages Canada, Inc.
One Old Church Road--               portfolios) for which UBS Global AM,             (a Canadian Beverage subsidiary of
Unit # 6                            UBS PaineWebber or one of their                  AlFresh Foods Inc.) (since October
Greenwich, CT  06830                affiliates serves as investment advisor,         2000).
                                    sub-advisor or manager.

David J. Beaubien; 68               Mr. Beaubien is a director or trustee of 22      Mr. Beaubien is also a director of
101 Industrial Road                 investment companies (consisting of 43           IEC Electronics, Inc., a manufacturer
Turners Falls, MA 01376             portfolios) for which UBS Global AM,             of electronic assemblies.
                                    UBS PaineWebber or one of their affiliates
                                    serves as investment advisor, sub-advisor
                                    or manager.

                                                   TERM OF
                                                 OFFICE+ AND
                                   POSITION(S)    LENGTH OF
   NAME, ADDRESS,                  HELD WITH        TIME                PRINCIPAL OCCUPATION(S)
    AND AGE                          TRUST         SERVED                DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Richard R. Burt; 55                Trustee       Since 1996        Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave., N.W.                                       (international information and
Washington, D.C.  20004                                            security firm) and IEP Advisors
                                                                   (international investments and
                                                                   consulting firm). He was the chief
                                                                   negotiator in the Strategic Arms
                                                                   Reduction Talks with the former
                                                                   Soviet Union (1989-1991) and the
                                                                   U.S. Ambassador to the Federal
                                                                   Republic of Germany (1985-1989).
                                                                   From 1991-1994, he served as a
                                                                   partner of McKinsey & Company
                                                                   (management consulting firm).

Meyer Feldberg; 60                 Trustee       Since 1996        Mr. Feldberg is Dean and Professor
Columbia University                                                of Management of the Graduate
101 Uris Hall                                                      School of Business, Columbia
New York, New York                                                 University. Prior to 1989, he was
10027                                                              president of the Illinois Institute
                                                                   of Technology.

George W. Gowen; 73                Trustee       Since 1996        Mr. Gowen is a partner in the law
666 Third Avenue                                                   firm of Dunnington, Bartholow &
New York, New York                                                 Miller. Prior to May 1994, he was
10017                                                              a partner in the law firm of
                                                                   Fryer, Ross & Gowen.

William W. Hewitt, Jr.***; 74      Trustee       Since 2001        Mr. Hewitt is retired. From 1990
c/o UBS Global Asset                                               to January 1995, Mr. Hewitt served
Management (US) Inc.                                               as a director or trustee on the boards
51 West 52nd Street                                                of the Kidder, Peabody & Co.
New York, New York                                                 Incorporated mutual funds. From
10019-6114                                                         1986-1988, he was an executive
                                                                   vice president and director of mutual
                                                                   funds, insurance and trust services
                                                                   of Shearson Lehman Brothers Inc.
                                                                   From 1976-1986, he was president of
                                                                   Merrill Lynch Funds Distributor, Inc.



                                               NUMBER OF
   NAME, ADDRESS,                     PORTFOLIOS IN FUND COMPLEX                                  OTHER DIRECTORSHIPS
    AND AGE                               OVERSEEN BY TRUSTEE                                       HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Richard R. Burt; 55                  Mr. Burt is a director or trustee of 22           Mr. Burt is also a director of
1275 Pennsylvania Ave., N.W.         investment companies (consisting of 43            Hollinger International, Inc. (publishing),
Washington, D.C.  20004              portfolios) for which UBS Global AM,              The Central European Fund, Inc., The
                                     UBS PaineWebber or one of their                   Germany Fund, Inc., IGT, Inc. (provides
                                     affiliates serves as investment advisor,          technology to gaming and wagering
                                     sub-advisor or manager.                           industry) (since July 1999) and chairman
                                                                                       of Weirton Steel Corp. (makes and finishes
                                                                                       steel products) (since April 1996). He is
                                                                                       also a director or trustee of funds in the
                                                                                       Scudder Mutual Funds Family (consisting of
                                                                                       47 portfolios).

Meyer Feldberg; 60                   Dean Feldberg is a director or trustee of 35      Dean Feldberg is also a director of
Columbia University                  investment companies (consisting of 56            Primedia Inc. (publishing), Federated
101 Uris Hall                        portfolios) for which UBS Global AM,              Department Stores, Inc. (operator
New York, New York                   UBS PaineWebber or one of their affiliates        of department stores), Revlon, Inc.
10027                                serves as investment advisor, sub-advisor         (cosmetics), Select Medical Inc. (healthcare
                                     or manager.                                       services) and SAPPI, Ltd. (producer of
                                                                                       paper).

George W. Gowen; 73                  Mr. Gowen is a director or trustee of 35          None
666 Third Avenue                     investment companies (consisting of 56
New York, New York                   portfolios) for which UBS Global AM, UBS
10017                                PaineWebber or one of their affiliates serves
                                     as investment advisor, sub-advisor or manager.

William W. Hewitt, Jr.***; 74        Mr. Hewitt is a director or trustee of 22         Mr. Hewitt is also a director or
c/o UBS Global Asset                 investment companies (consisting of 43            trustee of the Guardian Life
Management (US) Inc.                 portfolios) for which UBS Global AM,              Insurance Company Mutual Funds
51 West 52nd Street                  UBS PaineWebber or one of their affiliates        (consisting of 19 portfolios).
New York, New York                   serves as investment advisor, sub-advisor
10019-6114                           or manager.

                                                     TERM OF
                                                    OFFICE+ AND
                                    POSITION(S)      LENGTH OF
   NAME, ADDRESS,                   HELD WITH          TIME                PRINCIPAL OCCUPATION(S)
      AND AGE                         TRUST           SERVED                 DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Morton L. Janklow; 72               Trustee          Since 2001        Mr. Janklow is senior partner of
445 Park Avenue                                                        Janklow & Nesbit Associates, an
New York, New York 10022                                               international literary agency
                                                                       representing leading authors in
                                                                       their relationships with publishers
                                                                       and motion picture, television and
                                                                       multi-media companies, and of
                                                                       counsel to the law firm of
                                                                       Janklow & Ashley.

Frederic V. Malek; 65               Trustee          Since 1996        Mr. Malek is chairman of Thayer
1455 Pennsylvania                                                      Capital Partners (merchant bank)
Avenue, N.W. Suite 350                                                 and chairman of Thayer Hotel
Washington, D.C.  20004                                                Investors III, Thayer Hotel Investors II
                                                                       and Lodging Opportunities Fund
                                                                       (hotel investment partnerships). From
                                                                       January 1992 to November 1992,
                                                                       he was campaign manager of
                                                                       Bush-Quayle '92.  From 1990 to
                                                                       1992, he was vice chairman and,
                                                                       from 1989 to 1990, he was president
                                                                       of Northwest Airlines Inc. and NWA
                                                                       Inc. (holding company of Northwest
                                                                       Airlines Inc.).  Prior to 1989, he was
                                                                       employed by the Marriott Corporation
                                                                       (hotels, restaurants, airline catering
                                                                       and contract feeding), where he most
                                                                       recently was an executive vice
                                                                       president and president of Marriott
                                                                       Hotels and Resorts.

Carl W. Schafer; 66                 Trustee          Since 1991        Mr. Schafer is president of the
66 Witherspoon Street                                                  Atlantic Foundation (charitable
#1100                                                                  foundation). Prior to January 1993,
Princeton, NJ 08542                                                    he was chairman of the Investment
                                                                       Advisory Committee of the
                                                                       Howard Hughes Medical Institute.

                                                  NUMBER OF
   NAME, ADDRESS,                        PORTFOLIOS IN FUND COMPLEX                          OTHER DIRECTORSHIPS
      AND AGE                                 OVERSEEN BY TRUSTEE                             HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Morton L. Janklow; 72               Mr. Janklow is a director or trustee of 22       None
445 Park Avenue                     investment companies (consisting of 43
New York, New York 10022            portfolios) for which UBS Global AM,
                                    UBS PaineWebber or one of their affiliates
                                    serves as investment advisor, sub-advisor
                                    or manager.

Frederic V. Malek; 65               Mr. Malek is a director or trustee of 22         Mr. Malek is also a director of Aegis
1455 Pennsylvania                   investment companies (consisting of 43           Communications, Inc. (tele-services),
Avenue, N.W. Suite 350              portfolios) for which UBS Global AM,             American Management Systems, Inc.
Washington, D.C.  20004             UBS PaineWebber or one of their affiliates       (management consulting and
                                    serves as investment advisor, sub-advisor        computer related services), Automatic
                                    or manager.                                      Data Processing, Inc. (computing services),
                                                                                     CB Richard Ellis, Inc. (real estate services),
                                                                                     FPL Group, Inc. (electric services),
                                                                                     Manor Care, Inc. (health care) and
                                                                                     Northwest Airlines Inc.

Carl W. Schafer; 66                 Mr. Schafer is a director or trustee of 22       Mr. Schafer is also a director of Labor
66 Witherspoon Street               investment companies (consisting of 43           Ready, Inc. (temporary employment),
#1100                               portfolios) for which UBS Global AM,             Roadway Corp. (trucking), Guardian Life
Princeton, NJ 08542                 UBS PaineWebber or one of their affiliates       Insurance Company Mutual Funds
                                    serves as investment advisor, sub-advisor        (consisting of 19 portfolios), the Harding,
                                    or manager.                                      Loevner Funds (consisting of 4 portfolios),
                                                                                     E.I.I. Realty Securities Trust (investment

INDEPENDENT TRUSTEES (CONCLUDED)

                                                         TERM OF
                                                        OFFICE+ AND
                                    POSITION(S)          LENGTH OF
   NAME, ADDRESS,                   HELD WITH              TIME             PRINCIPAL OCCUPATION(S)
     AND AGE                         TRUST                SERVED             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
William D. White; 68                Trustee             Since 2001       Mr. White is retired. From
P.O. Box 199                                                             February 1989 through March 1994,
Upper Black Eddy, PA 18972                                               he was president of the National
                                                                         League of Professional Baseball
                                                                         Clubs. Prior to 1989, he was a
                                                                         television sportscaster for WPIX-TV,
                                                                         New York. Mr. White served on the
                                                                         board of directors of Centel from
                                                                         1989 to 1993 and until recently on
                                                                         the board of directors of Jefferson
                                                                         Banks Incorporated, Philadelphia, PA.

                                               NUMBER OF
   NAME, ADDRESS,                     PORTFOLIOS IN FUND COMPLEX                 OTHER DIRECTORSHIPS
     AND AGE                              OVERSEEN BY TRUSTEE                      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------
William D. White; 68              Mr. White is a director or trustee of 22     None
P.O. Box 199                      investment companies (consisting of 43
Upper Black Eddy, PA 18972        portfolios) for which UBS Global AM,
                                  UBS PaineWebber or one of their affiliates
                                  serves as investment advisor, sub-advisor
                                  or manager.

OFFICERS

                                              TERM OF            PRINCIPAL OCCUPATION(S)
                                            OFFICE+ AND           DURING PAST 5 YEARS;
                            POSITION(S)      LENGTH OF            NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS,             HELD WITH         TIME            FUND COMPLEX FOR WHICH PERSON
    AND AGE                    TRUST          SERVED                SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------
T. Kirkham Barneby**;      Vice President   Since 1995      Mr. Barneby is a managing director --
56                                                          quantitative investments of UBS Global AM.
                                                            Mr. Barneby is a vice president of nine
                                                            investment companies (consisting of 10
                                                            portfolios) for which UBS Global AM,
                                                            UBS PaineWebber or one of their affiliates
                                                            serves as investment advisor, sub-advisor
                                                            or manager.

Thomas Disbrow**;          Vice President   Since 2000      Mr. Disbrow is a director and a senior
36                         and Assistant                    manager of the mutual fund finance
                           Treasurer                        department of UBS Global AM. Prior to
                                                            November 1999, he was a vice president
                                                            of Zweig/Glaser Advisers. Mr. Disbrow is
                                                            a vice president and assistant treasurer of
                                                            22 investment companies (consisting of
                                                            43 portfolios) for which UBS Global AM,
                                                            UBS PaineWebber or one of their affiliates
                                                            serves as investment advisor, sub-advisor
                                                            or manager.

Amy R. Doberman**;         Vice President   Since 2000      Ms. Doberman is a managing director
40                         and Secretary                    and general counsel of UBS Global AM.
                                                            From December 1997 through July 2000,
                                                            she was general counsel of Aeltus
                                                            Investment Management, Inc. Prior to
                                                            working at Aeltus, Ms. Doberman was
                                                            assistant chief counsel of the SEC's Division
                                                            of Investment Management. Ms. Doberman
                                                            is vice president and secretary of UBS
                                                            Supplementary Trust and a vice president and
                                                            secretary of 24 investment companies
                                                            (consisting of 82 portfolios) and vice
                                                            president and assistant secretary of one
                                                            investment company (consisting of 2
                                                            portfolios) for which UBS Global AM, UBS
                                                            Global Asset Management (Americas) Inc.,
                                                            ("UBS Global AM (Americas)"), UBS
                                                            PaineWebber or one of their affiliates serves
                                                            as investment advisor, sub-advisor or manager.

                                             TERM OF                    PRINCIPAL OCCUPATION(S)
                                           OFFICE+ AND                   DURING PAST 5 YEARS;
                           POSITION(S)      LENGTH OF                  NUMBER OF PORTFOLIOS IN
NAME, ADDRESS,             HELD WITH          TIME                  FUND COMPLEX FOR WHICH PERSON
  AND AGE                    TRUST           SERVED                       SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------
Stephen P. Fisher**; 43    Vice President   Since 2002          Mr. Fisher is a managing director of UBS
                                                                Global AM. From October 2000 to February 2001,
                                                                he was president of Morningstar Investment
                                                                Services. From May 1999 to October 2000,
                                                                Mr. Fisher was senior vice president of UBS Global AM.
                                                                From January 1997 to May 1999, Mr. Fisher was a
                                                                senior vice president of Prudential Investments.
                                                                Mr. Fisher is a vice president of 22 investment
                                                                companies (consisting of 43 portfolios) for which
                                                                UBS Global AM, UBS PaineWebber or one of their
                                                                affiliates serves as investment advisor, sub-advisor
                                                                or manager.

David M. Goldenberg**;     Vice President   Since 2002          Mr. Goldenberg is an executive director and
36                         and Assistant                        deputy general counsel of UBS Global AM.
                           Secretary                            From 2000-2002 he was director, legal affairs
                                                                at Lazard Asset Management. Mr. Goldenberg was
                                                                global director of compliance for SSB Citi Asset
                                                                Management Group from 1998-2000. He was associate
                                                                general counsel at Smith Barney Asset Management
                                                                from 1996-1998. Prior to working for Smith Barney
                                                                Asset Management, Mr. Goldenberg was branch chief
                                                                and senior counsel of the SEC's Division of
                                                                Investment Management. Mr. Goldenberg is a vice
                                                                president and assistant secretary of UBS
                                                                Supplementary Trust and a vice president and
                                                                assistant secretary of 24 investment companies
                                                                (consisting of 82 portfolios) and a vice president
                                                                and secretary of one investment company (consisting
                                                                of 2 portfolios) for which UBS Global AM, UBS
                                                                Global AM (Americas), UBS PaineWebber or one of
                                                                the affiliates serves as investment advisor,
                                                                sub-advisor or manager.

                                                       TERM OF                 PRINCIPAL OCCUPATION(S)
                                                     OFFICE+ AND                DURING PAST 5 YEARS;
                                  POSITION(S)         LENGTH OF               NUMBER OF PORTFOLIOS IN
  NAME, ADDRESS,                  HELD WITH             TIME                FUND COMPLEX FOR WHICH PERSON
    AND AGE                         TRUST              SERVED                    SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------
Kevin J. Mahoney**;             Vice President       Since 1999         Mr. Mahoney is a director and a senior
37                              and Assistant                           manager of the mutual fund finance
                                Treasurer                               department of UBS Global AM. Prior to
                                                                        April 1999, he was the manager of the
                                                                        mutual fund internal control group of
                                                                        Salomon Smith Barney. Mr. Mahoney is a
                                                                        vice president and assistant treasurer of 22
                                                                        investment companies (consisting of 43
                                                                        portfolios) for which UBS Global AM, UBS
                                                                        PaineWebber or one of their affiliates serves
                                                                        as investment advisor, sub-advisor or
                                                                        manager.

Paul H. Schubert**; 39          Vice President       Since 1995         Mr. Schubert is an executive director and
                                and Treasurer                           head of the mutual fund finance
                                                                        department of UBS Global AM.
                                                                        Mr. Schubert is treasurer and principal
                                                                        accounting officer of UBS Supplementary
                                                                        Trust and two investment companies
                                                                        (consisting of 39 portfolios) and a vice
                                                                        president and treasurer of 22 investment
                                                                        companies (consisting of 43 portfolios) and
                                                                        treasurer and chief financial officer of one
                                                                        investment company (consisting of 2
                                                                        portfolios) for which UBS Global AM, UBS
                                                                        Global AM (Americas), UBS PaineWebber or
                                                                        one of their affiliates serves as investment
                                                                        advisor, sub-advisor or manager.

OFFICERS (CONCLUDED)

                                                     TERM OF                      PRINCIPAL OCCUPATION(S)
                                                   OFFICE+ AND                     DURING PAST 5 YEARS;
                               POSITION(S)          LENGTH OF                     NUMBER OF PORTFOLIOS IN
   NAME, ADDRESS,              HELD WITH              TIME                     FUND COMPLEX FOR WHICH PERSON
     AND AGE                     TRUST               SERVED                         SERVES AS OFFICER
---------------------------------------------------------------------------------------------------------------------
Brian M. Storms**; 48          President           Since 2000          Mr. Storms is chief executive officer (since
                                                                       July 2002), director and president of UBS
                                                                       Global AM (since March 1999). He is also
                                                                       chief executive officer (since July 2002), a
                                                                       member of the board of directors and
                                                                       president of UBS Global AM (Americas) and
                                                                       UBS Global Asset Management (New York)
                                                                       Inc. (since October 2001). Mr. Storms was
                                                                       chief executive officer of UBS Global AM
                                                                       from October 2000 to September 2001 and
                                                                       chief operating officer (2001-2002). He was
                                                                       chief operating officer of UBS Global AM
                                                                       (Americas) and UBS Global AM (New York)
                                                                       from September 2001 to July 2002. He was
                                                                       a director or trustee of several investment
                                                                       companies in the UBS Family of Funds
                                                                       (1999-2001). He was president of Prudential
                                                                       Investments (1996-1999). Prior to joining
                                                                       Prudential Investments he was a managing
                                                                       director at Fidelity Investments. Mr. Storms is
                                                                       president and trustee of UBS Supplementary
                                                                       Trust and of two investment companies
                                                                       (consisting of 39 portfolios) and president of
                                                                       22 investment companies (consisting of 43
                                                                       portfolios) and trustee and chairman of one
                                                                       investment company consisting of 2
                                                                       portfolios) for which UBS Global AM, UBS
                                                                       Global AM (Americas), UBS PaineWebber or
                                                                       one of their affiliates serves as investment
                                                                       advisor, sub-advisor or manager.

Keith A. Weller**; 41          Vice President      Since 1996          Mr. Weller is a director and senior associate
                               and Assistant                           general counsel of UBS Global AM.
                               Secretary                               Mr. Weller is a vice president and assistant
                                                                       secretary of 22 investment companies
                                                                       (consisting of 43 portfolios) for which UBS
                                                                       Global AM, UBS PaineWebber or one of
                                                                       their affiliates serves as investment advisor,
                                                                       sub-advisor or manager.

* This person's business address is 1285 Avenue of the Americas, New York, New York 10019-5028.

** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

***  Address for mailing purposes only.

+ Each Trustee holds office for an indefinite term. Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board.

++ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.#UBS Global Asset ManagementUBS Global Asset Management

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


TRUSTEES
E. Garrett Bewkes, Jr.                      George W. Gowen
CHAIRMAN                                    William W. Hewitt, Jr.
                                            Morton L. Janklow
Margo N. Alexander                          Frederic V. Malek
Richard Q. Armstrong                        Carl W. Schafer
David J. Beaubien                           William D. White
Richard R. Burt
Meyer Feldberg

PRINCIPAL OFFICERS

Brian M. Storms                             Paul H. Schubert
PRESIDENT                                   VICE PRESIDENT AND TREASURER

Amy R. Doberman                             T. Kirkham Barneby
VICE PRESIDENT AND SECRETARY                VICE PRESIDENT

INVESTMENT ADVISOR,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF A FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C)2002 UBS Global Asset Management (US) Inc.
   All rights reserved.

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